                                CREDIT AGREEMENT

                                    between

                               PAUL G. ALLEN, and
                             ASYMETRIX CORPORATION,
                               as the Borrowers,

                                      and

                          SEATTLE-FIRST NATIONAL BANK,
            BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
                 FIRST INTERSTATE BANK OF WASHINGTON, N.A., and
                     FIRST INTERSTATE BANK OF OREGON, N.A.,
                                  as LenderS,

                                      and

                          SEATTLE-FIRST NATIONAL BANK,
                          as the Agent for the Lenders

                          Dated as of November 4, 1992

                              TABLE OF CONTENTS

                                CREDIT AGREEMENT

     THIS CREDIT AGREEMENT is made as of November 4, 1992, by and among PAUL G. ALLEN and ASYMETRIX CORPORATION, a Washington corporation, as the Borrowers, and SEATTLE-FIRST NATIONAL BANK, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, FIRST INTERSTATE BANK OF WASHINGTON, N.A., and FIRST INTERSTATE BANK OF OREGON, N.A., as Lenders, and SEATTLE-FIRST NATIONAL BANK, as the Agent for the Lenders.

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     1.01  Certain Defined Terms.  As used in this Agreement, the following
           ---------------------
terms have the following meanings, which apply to both the singular and plural forms of the terms defined:

          "Acceptable Collateral" means (i) any debt security of or guaranteed
           ---------------------
by the United States of America or any agency thereof; (ii) any debt security which at the time is rated either AAA, AA, A, or BBB by Standard & Poor's Corporation ("S&P") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's"); (iii) time deposits with, including certificates of deposit issued by, any bank or trust company whose commercial paper is Rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's and/or whose long-term debt is rated as provided in clause (ii) above; (iv) repurchase agreements secured by obligations described in clause (i) above with primary dealers or banks whose debt securities are rated as provided in clause (ii) above; and (v) commercial paper which at the time is rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or issued by issuers whose long-term debt is rated as provided in clause (ii) above, and, in each case, which is pledged by Allen under the Pledge Agreement and is subject to a perfected first lien security interest thereunder.

          "Agent" means Seattle-First National Bank in its capacity as agent for
           -----
the Lenders, and any successor agent designated pursuant to Section 7.06.

          "Allen" means Paul G. Allen.
           -----

          "Asymetrix" means Asymetrix Corporation, a Washington corporation, and
           ---------
any Successor.

          "Bank Affiliate" means a subsidiary of a Lender or a direct or
           --------------
indirect parent of a Lender which, in either case, is engaged primarily in the business of commercial banking.

          "Borrower" or "Borrowers" means Allen and Asymetrix, individually and
           --------      ---------
collectively.

          "Business Day" means a day, other than a Saturday or Sunday, on which
           ------------
all of the Lenders are open for business.

          "Change in Control" means (a) any voluntary or involuntary disposition
           -----------------
(including without limitation, any disposition to Allen's estate, any trust or otherwise as a result of Allen's death) by Allen of any of Asymetrix's outstanding voting stock or (b) the issuance by Asymetrix of any voting stock if, after giving effect to any event described in foregoing clauses (a) or (b), Allen would not have the direct ownership of fifty-one percent (51%) or more of the then outstanding voting stock of Asymetrix.

          "Collateral" means the "Collateral" as defined in the Pledge
           ----------
Agreement.

          "Commitment" and "Commitment Period" have the meanings defined in
           ----------       -----------------
Section 2.01.

          "Coverage Ratio" has the meaning defined in Section 5.02.
           --------------

          "Eligible Assignee" means (i) a commercial bank organized under the
           -----------------
laws of the United States, or any state thereof, and having a combined capital and surplus of at least $200,000,000, and (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, and having a combined capital and surplus of least $200,000,000, provided such bank is acting through a branch or agency located in the United States, and (iii) any Bank Affiliate.

          "Event of Default" has the meaning defined in Section 6.01.
           ----------------

          "Federal Funds Rate" means for any period, a fluctuating interest rate
           ------------------
per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

          "Government Approval" means an approval, permit, license,
           -------------------
authorization, certificate, or consent of any Governmental Authority.

          "Governmental Authority" means the government of the United States or
           ----------------------
any state or any foreign country or any political subdivision of any thereof or any branch, department, agency, instrumentality, court, tribunal or regulatory authority which constitutes a part or exercises any sovereign power of any of the foregoing.

          "Indebtedness" means for any person (i) all items of indebtedness or
           ------------
liability (except capital, surplus, deferred credits and reserves, as such) which would be included in determining total liabilities as shown on the liability side of a balance sheet as of the date as of which indebtedness is determined, (ii) indebtedness secured by any Lien, whether or not such indebtedness shall have been assumed, (iii) any other indebtedness or liability for borrowed money or for the deferred purchase price of property or services for which such person is directly or contingently liable as obligor, guarantor, or otherwise, or in respect of which such person otherwise assures a creditor against loss, and (iv) any other obligations of such person under leases which shall have been or should be recorded as capital leases.

          "Interest Period has the meaning defined in Section 2.02.
           ---------------

          "Lender" or "Lenders" means all or any of Seattle-First National Bank,
           ------      -------
Bank of America National Trust and Savings Association, First Interstate Bank of Washington, N.A., and First Interstate Bank of Oregon, N.A., and their Successors.

          "Lien" means, for any person, any security interest, pledge, mortgage,
           ----
charge, assignment, hypothecation, encumbrance, attachment, garnishment, execution or other voluntary or involuntary lien upon or affecting the revenues of such person or any real or personal property in which such person has or hereafter acquires any interest, except (i) liens for Taxes which are not
                                 ------
delinquent or which remain payable without penalty or the validity or amount of which is being contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof; (ii) liens imposed by law (such as mechanics' liens) incurred in good faith in the ordinary course of business which are not delinquent or which remain payable without penalty or the validity or amount of which is being contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof; and (iii) deposits or pledges under worker's compensation, unemployment insurance, social security or other similar laws or made to secure the performance of bids, tenders, contracts (except for repayment of borrowed money), or leases, or to secure statutory obligations or surety or appeal bonds or to secure indemnity, performance or other similar bonds given in the ordinary course of business.

          "Loan" or "Loans" means the Revolving Credit Loans and Term Loans.
           ----      -----

          "Loan Documents" means this Agreement, the Note, and the Pledge
           --------------
Agreement and any other documents furnished pursuant to Article III.

          "Majority Lenders" means Lenders holding sixty-seven percent (67%) of
           ----------------
the aggregate Commitments.

          "Market Value" means:
           ------------

          (a) for purposes of determining the market value of the Pledged Microsoft Stock, (i) the last price per share of Microsoft Corporation's common stock as reported for the trading day immediately preceding the date of determination on the National Association of Security Dealers Automated Quotation System ("NASDAQ") or, if Microsoft Corporation's common stock is then traded on a stock exchange, the closing price on such trading date on the principal trading exchange (ii) times the number of shares of Microsoft Corporation's common stock constituting Pledged Microsoft Stock on the date of determination; provided, that if Microsoft Corporation's common stock is not
               --------
reported on NASDAQ or traded on a stock exchange, in either case for a period of five (5) consecutive calendar days, then for purposes of determining Market Value, it shall be deemed to have no value; and

          (b) for purposes of determining the market value of Acceptable Collateral and other collateral acceptable to the Lenders as provided in Section 5.02, the market price determined as of each date of calculation as reported in generally available reporting services or otherwise determined in good faith by the Agent or Lenders.

               "Note" has the meaning defined in Section 2.01(d).
                ----

               "Pledge Agreement" means a Pledge Agreement executed by Allen in
                ----------------
favor of the Lenders and the Agent in substantially the form of Exhibit A.
                                                                ---------

               "Pledged Microsoft Stock" means the shares of common stock of
                -----------------------
Microsoft Corporation pledged by Allen under the Pledge Agreement.

               "Prime Rate" has the meaning defined in Section 2.02(a).
                ----------

               "Pro Rata Share" means for each Lender the percentage set forth
                --------------
opposite such Lender's name in Section 2.01(a).

               "Qualified Microsoft Stock" means shares of Microsoft
                -------------------------
Corporation's common stock which were acquired, and have been owned at all times, by Allen for more than three (3) years prior to the date of this Agreement, and the full purchase price or other consideration therefor was paid or given by Allen more than three (3) years prior to the date of this Agreement, all within the meaning of, and as required by, the Securities and Exchange Commission's Rules 144(d)(1) and (2) and 144(k).

               "Revolving Credit Loans" means the revolving credit loans made by
                ----------------------
the Lenders to the Borrowers pursuant to Section 2.01(a).

               "Successor" means, for any corporation or banking association,
                ---------
any successor by merger or consolidation, or by acquisition of substantially all of the assets of the predecessor, and, for Allen, his estate, personal representative or heirs or legatees.

               "Tax" means for any person any tax, assessment, duty, levy,
                ---
impost or other charge imposed by any Governmental Authority on such person or on any property, revenue, income, or franchise of such person and any interest or penalty with respect to any of the foregoing.

               "Term Loans" means Revolving Credit Loans which have been
                ----------
converted to term loans as provided in Section 2.01(b).

     1.02  Interest Rate-Related Definitions.  Certain definitions related to
           ---------------------------------
the provisions governing the calculation and payment of interest are set forth in Section 2.02(a).

     1.03  Accounting Terms.  Except as otherwise provided herein, accounting
           ----------------
terms not specifically defined shall be construed, and all accounting procedures shall be performed, in accordance with generally accepted accounting principles consistently applied.

                                   ARTICLE II

                                   THE CREDIT
                                   ----------

     2.01 Agreement to Lend. Each Lender severally agrees on the terms and
          -----------------
conditions of this Agreement to make the following loans to the Borrowers:

          (a) Revolving Credit Loans.  Revolving Credit Loans in accordance with
              ----------------------
each Lender's Pro Rata Share during the period beginning on November 4, 1992, and ending on the earlier of (i) the date on which a Change of Control occurs or
(ii) November 4, 1995 (the "Commitment Period"), in an aggregate principal amount not to exceed at any time the sum set forth opposite such Lender's name below, reduced by such Lender's Pro Rata Share of any outstanding Term Loans or as a result of the Borrowers' election to reduce the Commitments (such Lender's Commitment"):

                                                                   Lender's
                 Lender                    Commitment           Pro Rata Share
                 ------                    -----------          ---------------
Seattle-First National Bank                $26,000,000            30.59%

Bank of America National Trust and         $30,000,000            35.29%
 Savings Association

First Interstate Bank of Washington,        20,000,000            23.53%
 N.A.

First Interstate Bank of Oregon, N.A.        9,000,000            10.59%
                                           -----------           ------
Total                                      $85,000,000           100.00%

The Commitments are for Revolving Credit Loans and within the amount and time specified, the Borrowers may pay, prepay and reborrow.

     At any time during the Commitment Period the Borrowers may elect to reduce the amount of the Commitments by giving the Agent not less than ten (10) Business Days' prior written notice, specifying the amount by which the Commitments are to be reduced and the effective date of such reduction. No such reduction shall reduce the total remaining Commitments to less than the principal balances of the then outstanding Loans, and each such reduction shall remain in effect during the entire Commitment Period.

     The Borrowers (or such person as the Borrowers shall have designated by written notice to the Agent) shall give the Agent written or telephonic notice no later than 10:00 a.m., Seattle time, at least two (2) Business Days prior to the date of borrowing (confirmed in writing by telecopy or letter received no later than 10:00 a.m., Seattle time, on the specified date of borrowing, but Borrowers' failure to provide such confirmation shall not invalidate the Agent and

Lenders' authority to rely on such telephonic notice) specifying the amount and date of each Revolving Credit Loan, which shall be in a minimum amount of $500,000 and integral multiples of $100,000 above such minimum, and the intended use of the proceeds of such Loan. Such notices shall be effective upon receipt, except that a notice received by the Agent after 10:00 a.m., Seattle time, shall be deemed to be received on the immediately succeeding Business Day. Such notices shall be irrevocable.

     On receipt of each such notice, the Agent shall promptly notify each Lender by telephone (confirmed by telecopy prior to the close of business on the day of notice) of the information set forth in the Borrowers' notice of borrowing.
Each Lender shall, before 10:00 a.m., Seattle time, on the specified date of borrowing, make available such Lender's Pro Rata Share of the requested borrowing in federal or other funds immediately available in Seattle, Washington to the Agent at its Seattle Private Banking Office, Attn: Loan Processing, Seattle, Washington. Upon fulfillment to the Agent's satisfaction of the applicable conditions set forth in Article III, and after receipt by the Agent of such funds, the Agent will make such funds available to the Borrowers by depositing them to an ordinary checking account maintained by Asymetrix at the Agent's Seattle Private Banking Office Branch. If the Borrowers do not borrow all or part of the amount requested in their notice of borrowing on the date indicated in that notice of borrowing, the Borrowers, to that extent, shall be deemed to have borrowed and prepaid the Loan in question on said date.

          (b) Term Loans.  The Borrowers may elect by written notice to the
              ----------
Agent at any time prior to November 4, 1995, to convert the Revolving Credit Loans into Term Loans and to commence payment of equal quarterly installments of principal. Such elections shall be for minimum principal amounts of $10,000,000 and integral multiples of $1,000,000 above such minimum. On November 4, 1995, all outstanding Revolving Credit Loans shall automatically convert to a Term Loan and the Borrowers shall then commence to pay quarterly installments of principal. The quarterly installments of principal, whether commencing before or after November 4, 1995, shall be in equal amounts sufficient to fully amortize the unpaid balance of the Revolving Credit Loans converted into Term Loans, based upon a 5-year amortization of the principal amount of each such Term Loan.

          (c) Required Payment of Loans.  The entire unpaid balances of the
              -------------------------
Loans, and all accrued interest thereon, shall be payable in full on the earlier of (a) November 4, 2000, (b) within ninety (90) days following the date on which a Change in Control occurs which was caused as a result of Allen's death, (c) the date on which a Change in Control other than a Change in Control described in clause (b) occurs, and (d) the first Business Day immediately following the date on which the Market Value of a share of Pledged Microsoft Stock is, prior to any stock dividend, stock split or other subdivision or combination occurring after the date of this Agreement, less than Thirty Dollars ($30.00), and following any such subdivision or combination, is less than Twenty-six Dollars ($26.00), and no further adjustment shall be made to give effect to any subsequent such subdivisions or combinations. All or a portion of the unpaid balance of the Loans, and all accrued interest thereon, shall be payable on such date as may be required to maintain the Coverage Ratio.

     The Term Loans may be prepaid in whole or in part at any time and any prepayment shall be accompanied by all interest accrued thereon to the date of such prepayment and any payment required by Section 2.01(e). All prepayments shall be applied first to interest and then to principal installments in the inverse order of their maturity.

          (d) Note.  The Loans shall be evidenced by a promissory note of the
              ----
Borrowers substantially in the form of Exhibit B hereto payable to the order of
                                       ---------
the Agent, as agent for the Lenders (the "Note").

     The Agent shall record in its records the date and amount of each Loan and Loan repayment, the applicable interest rates, and the applicable Interest Periods. The information so recorded shall be presumptive evidence of the principal amount owing and interest payable on the Loans. The failure to so record any such information or error in so recording such information shall not, however, limit or otherwise affect the obligations of the Borrowers hereunder or under the Note to repay the principal amount of the Loans together with all interest accruing thereon.

          (e) Prepayments, Failure of Interest Elections.  The Borrowers shall
              ------------------------------------------
pay a prepayment premium to each Lender (i) if Borrowers elect pursuant to
Section 2.02(b) to have all or any portion of a Loan bear interest based on either the Adjusted CD Rate or the Adjusted Euro-dollar Rate and for any reason (including the occurrence of an event which is, or upon the lapse of time or notice or both would become, an Event of Default) such election does not become effective (a "Failed Election") or (ii) if for any reason (including voluntary or mandatory prepayment or acceleration) any Lender receives all or part of its Pro Rata Share of the principal amount of a CD Rate Loan or a Euro-dollar Rate Loan prior to the last day of the Interest Period applicable to such Loan (a "Prepayment").

     The prepayment premium shall be payable on demand by the Agent or by the Lender entitled thereto and shall be in the amount (if any) by which (Y) exceeds
(Z) where:

               (Y) is the amount of interest which would have been payable and was not paid on such Lender's Pro Rata Share of the Loan with respect to which there was a Failed Election or a Prepayment had such Lender's Pro Rata Share of such Loan been outstanding and earned interest during the elected or applicable Interest Period; and

               (Z) is the amount of interest which would have been recoverable by such Lender if the Lender's Pro Rata Share of the Loan with respect to which there was a Failed Election or Prepayment had earned interest based on an Adjusted CD Rate or the Adjusted Euro-dollar Rate, as the case may be, for an assumed Interest Period approximately equal to the remaining unexpired portion of the elected or applicable Interest Period, with such Adjusted CD Rate or Adjusted Euro-dollar Rate determined in the manner provided in Section 2.02(a) as of the commencement of such assumed Interest Period.

          (f) Compensation for Increased Costs.  In the evet that after the date
              --------------------------------
hereof any change occurs in any applicable law, regulation, treaty or directive or interpretation thereof by any authority charged with the administration or interpretation thereof, or any condition is imposed by any authority after the date hereof or any change occurs in any condition imposed by any authority on or prior to the date hereof which:

               (i) subjects any Lender to any tax, duties or other charges, or changes the basis of taxation of any payments to any Lender on account of principal of or interest on the Euro-dollar Rate Loans or CD Rate Loans or fees in respect of any Lender's obligation to make Eurodollar Rate Loans or CD Rate Loans or other amounts payable with respect to its Euro-dollar Rate Loans or CD Rate Loans (other than a change in the rate of tax based solely on the overall net or gross income of such Lender); or

               (ii) imposes, modifies or determines applicable any reserve, deposit or similar requirements against any assets held by, deposits with or for the account of, or loans or commitments by, any office of any Lender in connection with its CD Rate Loans or its Euro-dollar Rate Loans to the extent the amount of which is in excess of, or was not applicable at the time of computation of, the amounts provided for in the definition of Adjusted Euro-dollar Rate or Adjusted CD Rate; or

               (iii) affects the amount of capital required or expected to be maintained by banks generally or corporations controlling banks and any Lender determines the amount by which such Lender or any corporation controlling such Lender is required or expected to maintain or increase its capital is increased by, or based upon, the existence of this Agreement or of such Lender's Commitment; or

               (iv) imposes upon any Lender any other condition with respect to its CD Rate or Euro-dollar Rate Loans or its obligation to make CD Rate or Euro-dollar Rate Loans;

which, as a result thereof, (1) increases the cost to any Lender of making or maintaining its Loans or its Commitment hereunder, or (2) reduces the net amount of any payment received by any Lender in respect of its Euro-dollar Rate Loans or CD Rate Loans (whether of principal, interest, commitment fees or otherwise), or (3) requires any Lender to make any payment on or calculated by reference to the gross amount of any sum received by it in respect of its Euro-dollar Rate Loans or CD Rate Loans, in each case by an amount which any such Lender in its sole judgment deems material, then and in any such case the Borrowers shall pay to such Lender on demand such amount or amounts as will compensate such Lender for any increased cost, reduction or payment actually incurred or made by such Lender. The demand for payment by any Lender shall be delivered to both the Agent and the Borrowers and shall state the subjection or change which occurred or the reserve or deposit requirements or other conditions which have been imposed upon such Lender or the request, direction or requirement with which it has complied, together with the date thereof, the amount of such cost, reduction or payment and the manner in which such amount has been calculated. (Such Lender will provide the Borrowers with such information as the Borrowers reasonably request in order to confirm such calculations.) The statement of each Lender as to the additional amounts payable pursuant to this Section 2.01(f) shall be prima facie evidence thereof.

     The protection of this Section 2.01(f) shall be available to each Lender regardless of any possible contention of invalidity or inapplicability of the relevant law, regulation, treaty, directive, condition or interpretation thereof. In the event that the Borrowers pay any Lender the amount necessary to compensate such Lender for any charge, reduction or payment incurred or made by such Lender as provided in this Section 2.01(f), and such charge, reduction or payment or any part thereof is subsequently returned to such Lender as a result of the final determination of the invalidity or inapplicability of the relevant law, regulation, treaty, directive or condition, then such Lender shall remit to the Borrowers the amount paid by the Borrowers which has actually been returned to such Lender (together with any interest actually paid to Lender on such returned amount), less the percentage share of such Lender's costs and expenses incurred in connection with such governmental regulation or any challenge made by such Lender with respect to its validity or applicability that is proportionate to the percentage that the affected Loan or Commitment bears to all of such Lender's affected assets.

     2.02  Interest.  The Borrowers agree to pay interest on the unpaid
           --------
principal amount of the Loans from the date of each Loan until such Loan shall be due and payable at a per annum rate equal to the Prime Rate, unless the Borrowers shall have made an election under Section 2.02(b) which shall be in effect for any particular Loan.

          (a) Certain Defined Terms.  The following terms have the following
              ---------------------
meanings, which apply to both the singular and plural forms of the terms defined:

          "Adjusted CD Rate" shall mean, with respect to any CD Rate Loan for
           ----------------
any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/20 of 1%) equal to the sum of (a) the Fixed CD Rate in effect for such Interest Period, (b) Statutory Reserves in effect on the first day of such Interest Period, plus (c) the Assessment Rate in effect on the first day of such Interest Period, with such adjustment as may be required to reflect any change during any Interest Period in the Statutory Reserves or the Assessment Rate.

     For purposes hereof, the term "Fixed CD Rate" shall mean the rate for "CDs (Secondary Markets)" with maturities comparable to the applicable Interest Period as reported in the Federal Reserve Statistical Release (Publication H.15(519)) published by the Federal Reserve Bank for the first day of the applicable Interest Period, or, if said rate is not published as of the first day of the Interest Period, the rate for a period equal to the Interest Period appearing as of said date under the caption "Certs of Deposit" on the display designated as "Page 120" on the Telerate Service (or such other page as may replace Page 120 on such service) or, if none, such other available service displaying a composite of rates offered for U.S. dollar Certificates of Deposit as reported by the Federal Reserve System. If there is no period equal to the Interest Period on the display, the CD Rate shall be determined by straight-line interpolation to the nearest month (or week or day if expressed in weeks or days) corresponding to the Interest Period between the two nearest neighboring periods on the display.

     For purposes hereof, "Statutory Reserves" means (a) a fraction (expressed as a decimal), the numerator of which is the Fixed CD Rate and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board of Governors of the Federal Reserve System or any other banking authority to which the Lenders are subject for determining the reserve requirements of the Lenders in respect of new negotiable time deposits in dollars of over $100,000 with maturities approximately equal to the applicable Interest Period, such reserve requirements including, without limitation, those imposed under Regulation D of such Board of Governors, minus (b) the Fixed CD Rate.

     For purposes hereof, the term "Assessment Rate" for any Interest Period shall mean for any date the net annual assessment rate (rounded upwards, if necessary, to the next 1/100 of 1%) most recently estimated by the Agent to be payable by the Agent to the Federal Deposit Insurance Corporation (or its successor) for insurance by such Corporation (or such successor) on time deposits made in dollars at the Agent's domestic offices.

          "Adjusted Euro-dollar Rate" shall mean, with respect to any Euro-
           -------------------------
dollar Rate Loan for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the sum of (a) the Euro-dollar Rate in effect for such Interest Period and (b) the Euro-dollar Reserves in effect on the first day of such Interest Period, with such adjustment as may be required to reflect any change in the Euro-dollar Reserves during any Interest Period.

     For purposes hereof, the term "Euro-dollar Rate" shall mean for any Interest Period that per annum rate equal to the arithmetic mean (rounded to the nearest thousandth of a percentage point) of the offered rates for U.S. Dollar deposits for a period equal to such Interest Period appearing on the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page on such service as may replace said page or, if none, on such other available service which displays two or more London interbank offered rates of major banks for U.S. Dollar deposits) as of 11:00 a.m., London time, on the day which is two London Banking Days (a day on which dealings are carried out in the London interbank market) prior to the first day of such Interest Period. If there is no period equal to the Interest Period on the display, the Euro-dollar Rate shall be determined by straight-line interpolation to the nearest month (or week or day if expressed in weeks or days) corresponding to such Interest Period between the two nearest neighboring periods on the display.

     For purposes hereof, the term "Euro-dollar Reserves" means (a) a fraction (expressed as a decimal), the numerator of which is the Euro-dollar Rate and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including, without limitation, any special, supplemental, marginal or emergency reserves) expressed as a decimal established by the Board of Governors of the Federal Reserve System or any other banking authority to which the Lenders are subject for Eurocurrency Liability (as defined in Regulation D of such Board of Governors), minus (b) the Euro-dollar Rate. It is agreed that for purposes hereof, each Euro-dollar Rate Loan shall be deemed to constitute a Eurocurrency Liability and to be subject to the reserve requirements of Regulation D, without benefit of credit or proration, exemptions or offsets which might otherwise be available to the Lenders from time to time under such Regulation D.

          "CD Rate Loan" shall mean those portions of the Loans which bear
           ------------
interest based on the Adjusted CD Rate in accordance with the provisions hereof.

          "Euro-dollar Rate Loan" shall mean those portions of the Loans which
           ---------------------
bear interest based on the Adjusted Euro-dollar Rate in accordance with the provisions hereof.

          "Interest Period" shall mean:
           ---------------

          (a) as to any Euro-dollar Rate Loan, the period commencing on the date specified in the notice to the Agent under Section 2.02(b) for such Euro-dollar Rate Loan and ending one, three or six months thereafter, as elected under such notice, and

          (b) as to any CD Rate Loan, the period commencing on the date specified in the notice to the Agent under Section 2.02(b) for such CD Rate Loan and ending 30, 90 or 180 days thereafter, as elected under such notice;

provided, that (i) subject to Section 2.03(d), if any Interest Period would end
--------
on a day which shall not be a Business Day, such Interest Period shall be extended to the next succeeding Business Day, (ii) no Interest Period with respect to any Loan shall end later than November 4, 2000, and (iii) interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

     Calculation of interest based upon the Adjusted CD Rate in accordance with the foregoing provisions is illustrated by the following example based on annualized interest rate:

          Assume that the Fixed CD Rate is .0600, the reserve requirement is .0300, and the FDIC assessment is .0008. The Statutory Reserve decimal is as follows:

                                                       .06
                                                       ---
 1 -                                                   .03                  -     .06       .0019
The Adjusted CD Rate is the sum of the following:
Fixed CD Rate.......................................                            .0600
Statutory Reserves..................................                            .0019
                                                             FDIC Assessment.               .0008
                                                                                            -----
  .0627                                                =     Adjusted CD Rate
----------------------------------------------------   ---   ----------------

          "Prime Rate" means on any day the rate of interest publicly announced
           ----------
or published by Seattle-First National Bank from time to time as its prime rate of interest, which is not necessarily its best rate.

          (b) Interest Rate Options.  Prior to maturity and subject to the
              ---------------------
provisions of Sections 2.02(e) and (f), the Borrowers (or such person as the Borrowers shall have designated by written notice to the Agent) may elect to have all or portions of the Loans bear interest at a rate per annum equal to the Adjusted CD Rate plus, in the case of Revolving Credit Loans, 1.00%, and, in the case of Term Loans, 1.25%, or the Adjusted Euro-dollar Rate plus, in the case of Revolving Credit Loans, 1.00%, and, in the case of Term Loans, 1.25%.

     Such elections shall be made by written or telephonic notice (confirmed in writing by telecopy or letter received no later than 5:00 p.m., Seattle time, on the day of such election, but Borrowers' failure to provide such confirmation shall not invalidate the Agent and Lenders' authority to rely on such telephonic notice) given to the Agent by 10:00 a.m., Seattle time, on a day which is (a) in the case of a Euro-dollar Rate Loan, not less than three (3) Business Days prior to, and (b) in the case of a CD Rate Loan, not less than two (2) Business Days prior to, the commencement of the Interest Period, which notice shall specify
(i) the interest rate option elected, (ii) the Interest Period, (iii) the Loan and amount of such Loan subject to such election and (iv) the Business Day on which such Interest Period is to commence, in each case subject to the following further limitations:

          (i) At any time only one (l) interest rate option may be in effect for all of the Revolving Credit Loans and only one (1) interest rate option may be in effect for all of the Term Loans;

          (ii) A new interest rate option with respect to a Loan may be elected to be effective only on the last day of any applicable Interest Period then in effect with respect to such Loan;

          (iii) No Interest Period for a Euro-dollar Rate Loan which ends on one of the last two (2) Business Days of any calendar quarter may be elected; and

          (iv) At all times, if any, when the Agent shall have given notices (which remain in effect) under both Sections 2.02(e) and (f) that neither the Adjusted Euro-dollar Rate nor the Adjusted CD Rate can be ascertained, or that such rates do not adequately reflect the cost to the Lenders of making Loans, the Loans shall bear interest at a per annum rate equal to the Prime Rate (changing as such Prime Rate changes).

          (c) Payment of Interest.  Unless otherwise provided, interest on the
              -------------------
Loans shall be payable monthly on the first day of each calendar month and at maturity.

          (d) Default Interest Rate .  At such times as an Event of Default has
              ----------------------
occurred and is continuing, the Loans and any other amount payable hereunder shall bear interest, which shall be payable on demand, at a per annum rate equal to the higher of (i) the Prime Rate (changing as the Prime Rate changes) plus three percent (3%), or (ii) the interest rate otherwise then in effect with respect to the Loans or any portion thereof.

          (e) Unavailability of Euro-dollar Rates.  In the event, and on each
              -----------------------------------
occasion, that the Agent shall have reasonably determined (which determination shall be conclusive and binding) that dollar deposits in the amount of the requested principal amount of a Euro-dollar Rate Loan are not generally available in the London Interbank Market, or that the rate at which such dollar deposits are being offered will not adequately and fairly reflect the cost to the Lenders of making or maintaining the principal amount of such Euro-dollar Loan during such Interest Period, or that reasonable means do not exist for ascertaining the adjusted Euro-dollar Rate, the Agent shall, as soon as practicable thereafter, give notice of such determination to the Borrowers and no request for a Euro-dollar Rate Loan pursuant to Section 2.02(b) shall be effective until after the Agent shall have rescinded such notice.

          (f) Unavailability of CD Rates.  In the event, and on each occasion,
              --------------------------
that the Agent shall have reasonably determined (which determination shall be conclusive and binding) that the Adjusted CD Rate cannot be ascertained for any reason (including, without limitation, the inability of the Lenders to obtain sufficient bids in accordance with the terms of the definition of the Adjusted CD Rate) or the Agent shall determine that the Adjusted CD Rate will not adequately and fairly reflect the cost to the Lenders of making or maintaining the principal amount of a CD Rate Loan during the Interest Period for such CD Rate Loan, the Agent shall, as soon as practicable thereafter, give notice of such determination to the Borrowers and no request for a CD Rate Loan pursuant to Section 2.02(b) shall be effective until after the Agent shall have rescinded such notice.

     2.03  Manner or Payments.
           ------------------

          (a) All payments and prepayments of principal and interest on the Loans and Note and all other amounts payable hereunder by the Borrowers to the Lenders shall be made by paying the same in United States Dollars and in immediately available funds to the Agent at its Seattle Private Banking Office not later than 10:00 a.m., Seattle time, on the date on which such payment or prepayment is made. The Agent will, on the same day of receipt, cause to be distributed in like funds all such payments, prepayments and receipts to the Lenders to be applied in accordance with the terms of this Agreement; if the Agent fails to make any such distribution on the same day, the distribution shall be made together with interest at the Federal Funds Rate then in effect.

          (b) The Borrowers hereby authorize any Lender, if and to the extent any payment is not promptly made pursuant to this Agreement or any Note, to charge from time to time against any or all of the accounts of either Borrower with such Lender or any affiliate of such Lender any amount due hereunder or under any Note.

          (c) All computations of interest shall be made on the basis of a year of three hundred sixty (360) days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

          (d) Whenever any payment hereunder or under the Note shall be stated to be due, or whenever the last day of any Interest Period would otherwise occur, on a day other than a Business Day, such payment shall be made on, and the last day of such Interest Period shall occur on, the next succeeding Business Day, and such extension of time shall, in either such case, be included in the computation of payment of interest; but if such extension would cause either such payment to be made on, or the last date of such Interest Period to occur in, the next following calendar month, then such payment shall be made on, and the last day of such Interest Period shall occur on, the next preceding Business Day.

          (e) Any payment made by the Borrowers hereunder shall be applied first against fees, expenses and indemnities due hereunder; secondly, against interest due on amounts in default, if any; thirdly, against interest due on any Loan; and thereafter against Loan principal.

     2.04  Sharing or Payments, Etc.  If the Agent or any Lender shall obtain
           -------------------------
any payment from either Borrower which is applied in respect of the Loans (whether voluntary or involuntary through the exercise of any right of setoff or otherwise) in excess of its Pro Rata Share, the Agent or such Lender shall hold such excess payment in trust for the other Lenders. In the case of such excess amounts held by the Agent, it shall forthwith remit to the Lenders their Pro Rata Shares, and, in the case of such excess amounts held by any Lender, such Lender shall forthwith remit the sum to the Agent for distribution to the Lenders in accordance with their Pro Rata Shares.

    The Borrowers agree that the Agent and the Lenders may remit such excess amounts to each other and that the Borrowers' obligations to the Agent and the Lenders shall be determined after giving effect thereto.

     2.05  Commitment Fee.  The Borrowers agree to pay to the Agent for the
           --------------
account of the Lenders a commitment fee computed daily at the rate of three-eighths of one percent (0.375%) per annum on the unused portion of each Lender's Commitment during the Commitment Period, payable in arrears on the last Business Day of each calendar quarter during the Commitment Period and on demand upon the occurrence of an Event of Default. All fees paid pursuant to this Section 2.05 shall be deemed to be fully earned and non-refundable when paid without regard to any subsequent voluntary or involuntary prepayment of the Loans or termination or reduction of the Commitments.

     2.06  Facility Fee.  The Borrowers agree to pay to the Agent, for the
           ------------
account of the Lenders, a facility fee in an amount equal to one-sixteenth of one percent (.0625%)- of the total Commitments, payable on the first day of the Commitment Period. The facility fee shall be deemed to be fully earned and non-refundable when paid.

     2.07  Agent's Fee.  The Borrowers agree to pay to the Agent, for the
           -----------
account of the Agent, an Agent's fee (a) during the Commitment Period in an amount equal to one-tenth of one percent (.10%) of the total Commitments and (b) thereafter in an amount equal to one-twelfth of one percent (.0833%) of the balance of Term Loans outstanding on each November 4 during the period in which any Term Loans are outstanding. The Agent's fees shall be paid annually in advance on the first day of the Commitment Period and on each anniversary date thereof during the periods in which Agent's fees are payable. All Agent's fees paid pursuant to this Section 2.07 shall be deemed fully earned and non-refundable when paid, without regard to any subsequent voluntary or involuntary prepayment of the Loans or termination of the Commitments.

                                  ARTICLE III

                             CONDITIONS OF LENDING
                             ---------------------

     3.01  Conditions to Initial Revolving Credit Loan.  The obligation of the
           -------------------------------------------
Lenders to make the initial Revolving Credit Loan is subject to fulfillment of the following conditions:

          (a) Note.  The Agent shall have received the Note specified in Section
              ----
2.01(d), duly executed and delivered by the Borrowers.

          (b) Pledge Agreement.  The Agent shall have received the Pledge
              ----------------
Agreement duly executed end delivered by Allen, together with certificates evidencing the Pledged Microsoft Stock and stock powers duly executed in blank by Allen with signatures guaranteed, with respect to each certificate evidencing Pledged Microsoft Stock.

          (c) Corporate Authority.  The Agent shall have received in form and
              -------------------
substance satisfactory to it and the Lenders a certified copy of a resolution adopted by the Board of Directors of Asymetrix authorizing the execution, delivery and performance of this Agreement and the Note and the borrowing hereunder, together with evidence of the authority and specimen signatures of the persons who have signed this Agreement and who will sign the Note on behalf of Asymetrix, and such other evidence of corporate authority as the Agent and the Lenders shall reasonably require.

          (d) Legal Opinion.  the Agent shall have received in writing the legal
              -------------
opinion, addressed to the Lenders and satisfactory to them in form and substance, of Foster Pepper & Shefelman, counsel for the Borrowers.

          (e) Evidence of Security; Other Information.  The Agent shall have
              ---------------------------------------
received evidence satisfactory to it and the Lenders that the security interest created by the Pledge Agreement on the Collateral has been duly perfected by a possessory pledge, and, the taking of all such other or additional acts as may be necessary or advisable to create a valid and perfected lien of first priority enforceable against all third parties in all jurisdictions to secure all obligations of the Borrowers to the Lenders under this Agreement and the Loan Documents.

          (f) Regulation U.  The Agent shall have received a statement executed
              ------------
by Allen conforming with the requirements of Federal Reserve Regulation U.

     3.02  Conditions to Each Loan.  The obligation of the Lenders to make any
           -----------------------
Revolving Credit Loan, including the initial Revolving Credit Loan, is subject to fulfillment of the following conditions:

          (a) Prior Conditions.  All of the conditions set forth in Section 3.01
              ----------------
shall have been fulfilled.

          (b) Notice of Borrowing.  The Agent shall have received notice of
              -------------------
borrowing pursuant to Section 2.01(a).

          (c) Market Value of Pledged Microsoft Stock.  The Market Value of the
              ---------------------------------------
Pledged Microsoft Stock shall, after giving effect to the Loan then being requested, be not less than two hundred percent (200%) of the principal amount of all Loans that will then be outstanding.

          (d) No Default.  At the date of the Loan, no Event of Default and no
              ----------
event which, with notice or lapse of time or both, would constitute an Event of Default, shall have occurred and be continuing or will have occurred as a result of the making of the Loan, the representations of Borrowers in Article IV shall be true on and as of such date with the same force and effect as if made on such date, and each request for a Loan shall be deemed a certification as to all of the foregoing.

          (e) Other Information.  The Agent shall have received such other
              -----------------
statements, opinions, certificates, documents and information as it and the Lenders may reasonably request in order to satisfy itself of any of the foregoing conditions.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     The Borrowers jointly and severally represent and warrant to the Lenders as follows:

     4.01  Corporate Existence and Power.  Asymetrix is a corporation duly
           -----------------------------
incorporated, validly existing and in good standing under the laws of Washington, is qualified to do business in each other jurisdiction where the conduct of its business or the ownership of its properties requires such qualification, and has full corporate power and authority to carry on its business as presently conducted, to own and operate its properties and assets, and to execute, deliver and perform this Agreement and any Note.

     4.02  Corporate Authorization: No Conflict.  The execution, delivery and
           ------------------------------------
performance by Asymetrix of this Agreement and the Note and any borrowing hereunder have been duly authorized by all necessary corporate action required of Asymetrix, do not require any shareholder approval and do not contravene Asymetrix's Articles of Incorporation or Bylaws, and the execution, delivery and performance of this Agreement, the Note, the Pledge Agreement, and the other Loan Documents, and any borrowing hereunder do not require the approval or consent of any trustee or the holders of any Indebtedness of either of the Borrowers, do not contravene any law, regulation, rule or order binding on either Borrower, and do not contravene the provisions of or constitute a default under any indenture, mortgage, contract or other agreement or instrument to which either Borrower is a party or by which either Borrower or any of its respective properties may be bound or affected.

     4.03  Government Approvals, Etc.  No Government Approval or filing or
           --------------------------
registration with any Governmental Authority is required for the making and performance by the Borrowers of this Agreement or any Note or in connection with any of the transactions contemplated hereby.

     4.04  Binding Obligations Etc.  This Agreement has been duly executed and
           ------------------------
delivered by the Borrowers and constitutes, and the Note and the other Loan Documents, when duly executed and delivered, will constitute, the legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms, and the Pledge Agreement, when duly executed and delivered by Allen, will constitute the legal, valid and binding obligation of Allen, enforceable against Allen in accordance with its terms.

     4.05  Litigation.  There are no actions, proceedings, investigations, or
           ----------
claims against or affecting the Borrowers now pending before any court, arbitrator or Governmental Authority (nor to the knowledge of the Borrowers has any thereof been threatened nor does any basis exist therefor) which if determined adversely to either Borrower would be likely to have a material adverse effect on the financial condition of either Borrower or the operations of Asymetrix, or to result in a judgment or order against either borrower (in excess or insurance coverage) for more than 5500,000 in any one case or $1,000,000 in the aggregate, or to impair or defeat the Lien of the Lenders on any Collateral or any rights of Allen therein, except as reflected in the financial statements referred to in Section 4.06.

     4.06  Financial Condition.  The balance sheet of (a) Allen as at December
           -------------------
31, 1991, and (b) the balance sheet of Asymetrix as of December 31, 1991, and the related statements of income and retained earnings of Asymetrix for the fiscal year then ended, copies of which have been furnished to the Lenders, fairly present, respectively, the financial condition of Allen and Asymetrix as at such dates and the results of operations of Asymetrix for the period then ended, all in the case of Asymetrix in accordance with generally accepted accounting principles consistently applied. Neither Borrower on such date had any contingent liabilities for Taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in those balance sheets and in the notes thereto. Since those dates, there has been no material adverse change in the financial condition of Allen or in the financial condition or operations of Asymetrix.

     4.07  Title and Liens.  Each Borrower has good and marketable title to each
           ---------------
of the properties and assets reflected in its respective balance sheets referred to in Section 4.06 (except, in the case of Asymetrix, such as have been since sold or otherwise disposed of in the ordinary course of business). No assets or revenues of either Borrower are subject to any Lien except as required or permitted by this Agreement or disclosed in the balance sheets referred to in
Section 4.06. The Pledged Microsoft Stock is subject to no Lien other than the Lien of the Pledge Agreement and Allen has good and marketable title thereto.

     4.08  Taxes.  Each Borrower has filed all tax returns and reports required
           -----
of it, has paid all Taxes which are due and payable, and has provided adequate reserves for payment of any Tax whose payment is being contested. The charges, accruals and reserves on the books of Asymetrix in respect of Taxes for all fiscal periods to date are accurate. There are no questions or disputes between either Borrower and any Governmental Authority with respect to any Taxes except as disclosed in the balance sheets referred to in Section 4.06.

     4.09  Lien Priority.  On the date of any Loan the Agents possession of the
           -------------
Collateral under the Pledge Agreement shall be continuing and such possession will constitute a valid and perfected lien of first priority in and to all of the Collateral and will be enforceable against all third parties in all jurisdictions as security for all obligations of the Borrowers to the Lenders.

     4.10  Other Agreements.  Neither Borrower is in material breach of or
           ----------------
default under any material agreement to which it is a party or which is binding on it or any of its assets.

     4.11  Federal Reserve Regulations.  Neither Borrower is engaged principally
           ---------------------------
or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Federal Reserve Regulation U), and no part of the proceeds of any Loan will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any other purpose that violates the applicable provisions of any Federal Reserve Regulation. The Borrowers will furnish on request to the Agent a statement conforming with the requirements of Regulation U.

     4.12  Pension Plans.  No "reportable event" as defined in Section 4043(b)
           -------------
of Title IV of the Employee Retirement Income Security Act of 1974 has occurred and is continuing with respect to any employee benefit plan or other plan maintained for employees of Asymetrix and subject to that Title IV.

     4.13  Security Offerings.  Neither the Borrowers nor anyone acting on their
           ------------------
behalf has directly or indirectly offered any Note or similar security for sale to any person or solicited from any person any offer to buy any such security or approached or negotiated with any person concerning any such security, except for the Lenders.

     4.14  Ownership of Asymetrix.  Allen is the direct owner of not less than
           ----------------------
fifty-one percent (51%) of the issued and outstanding voting stock of Asymetrix, free and clear of all Liens and subject to no options, warrants, contracts or agreements of any kind.

     4.15  Ownership of Pledged Microsoft Stock.  All Pledged Microsoft Stock is
           ------------------------------------
Qualified Microsoft Stock.

     4.16  Representations as a Whole.  This Agreement, the financial statements
           --------------------------
referred to in Section 4.06, and all other instruments, documents, certificates and statements furnished to the Lenders or the Agent by the Borrowers, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained herein or therein not misleading.

                                   ARTICLE V

                             AFFIRMATIVE COVENANTS
                             ---------------------

     So long as the Lenders shall have any Commitment hereunder and until payment in full of each Loan and the Note and performance of all other obligations of the Borrowers under the Loan Documents, the Borrowers agree to do all of the following:

     5.01  Use of Proceeds.  The Borrowers will use the Loan proceeds
           ---------------
exclusively for the purposes of refinancing the existing obligations of the Borrowers to the Agent and certain lenders and for Asymetrix's working capital needs, except that up to Twenty-five Million Dollars ($25,000,000) of the Loan proceeds may be used for uncontested, friendly acquisitions by Asymetrix.

     5.02  Maintenance of Coverage Ratio.   If on any date the Market Value of
           -----------------------------
the Pledged Microsoft Stock plus Acceptable Collateral and other collateral acceptable to the Lenders is less than two hundred percent (200%) of the principal balance of the outstanding Loans, Allen shall within ten (10) days following such date either (a) deliver to the Agent additional shares of Qualified Microsoft Stock registered in the name of Allen and evidenced by certificates without restrictive legends, together with stock powers acceptable to the Agent, to be held in pledge under the Pledge Agreement, (b) provide Acceptable Collateral or such other collateral as is acceptable to all of the Lenders in their sole discretion, or (c) pay such amount of the principal of the Loans as is required so that, after giving effect to such action, the Market Value of Pledged Microsoft Stock plus the market value of Acceptable Collateral or any other collateral accepted by the Lenders shall equal or exceed two hundred percent (200%) of the principal balance of the Loans (the "Coverage Ratio"); provided, that the total of Pledged Microsoft Stock and common stock of
         --------
Microsoft Corporation pledged to or otherwise held by the Agent or any Lender pursuant to this Agreement or pursuant to or in connection with any other credit facility for Allen or any of Allen's affiliates shall at all times constitute less than ten percent (10%) of the total outstanding Microsoft Corporation common stock.

     5.03   Preservation of Corporate Existence Etc.  Asymetrix will preserve
            ----------------------------------------
and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation and will qualify and remain qualified as a foreign corporation in each jurisdiction where such qualification is necessary or advisable in view of the business and operations of Asymetrix or the ownership of its properties.

     5.04  Visitation Rights.  At any reasonable time, and from time to time,
           -----------------
the Borrowers will permit the Lenders to examine and make copies of and abstracts from the records and books of account of and to visit the properties of Asymetrix and to discuss the affairs, finances and accounts of Asymetrix with any of its officers or directors.

     5.05  Other Obligations.  Each borrower will pay and discharge before the
           -----------------
same shall become delinquent all Indebtedness, Taxes and other obligations for which such Borrower is liable, except any thereof whose validity or amount is being contested in good faith by such Borrower in appropriate proceedings with provision having been made to the satisfaction of the Lenders for the payment thereof in the event the contest is determined adversely to such Borrower.

     5.06  Financial Information.  The Borrowers will deliver to the Lenders:
           ---------------------

          (a)  Allen Financial Statements.
               --------------------------

               (i) As soon as available and in any event (y) prior to April 30 of each year, the personal financial statement of Allen as of the preceding December 31, and (z) prior to August 31 of each year, the personal financial statement of Allen as of the preceding June 30, in each case in a form reasonably acceptable to the Lenders (but which need not be prepared in accordance with generally accepted accounting principles) and accompanied by Allen's certificate of compliance with the requirements of
     Section 5.10;

               (ii) As soon as available and in any event within fifteen (15) days after filing with the Internal Revenue Service, copies of Allen's federal income tax return for each calendar year; and

               (iii) All other statements, reports and other information as the Agent may reasonably request concerning the financial condition and business affairs of Allen.

          (b) Asymetrix's Financial Statements.
              --------------------------------

               (i) As soon as available and in any event within ninety (90) days after the end of each fiscal year Asymetrix, the unaudited balance sheet of Asymetrix as of the end of such fiscal year and the related statements of operations and cash flows of Asymetrix for such fiscal year;

               (ii) As soon as available and in any event within thirty (30) days after the end of the first three fiscal quarters or Asymetrix, the unaudited balance sheet and the related statement of operations and cash flows of Asymetrix as of the end of such fiscal quarter (including the fiscal year to the end of such fiscal quarter); and

               (iii) All other statements, reports and other information as the Agent may reasonably request concerning the financial condition and business affairs of Asymetrix.

     The financial statements delivered pursuant to preceding clauses (i) and
(ii) shall be accompanied by the certificate of the chief financial officer of Asymetrix that such unaudited financial statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial condition and operations of Asymetrix as of the end of the respective fiscal periods.

     5.07  Notification.  Promptly after learning thereof, the Borrowers will
           ------------
notify the Lenders of (a) the details of any action, proceeding, investigation or claim against or affecting either Borrower instituted before any court, arbitrator or Governmental Authority or, to either

Borrower's knowledge threatened to be instituted, which, if determined adversely to either Borrower would be likely to impair or defeat the Lien of the Lenders on any Collateral or any rights of either Borrower therein, or to have a material adverse effect on the financial condition of either Borrower or the operations of Asymetrix, or to result in a judgment or order against either Borrower (in excess of insurance coverage) for more than $1,000,000 or, when combined with all other pending or threatened claims, more than $1,000,000; (b) any substantial dispute between either Borrower and any Governmental Authority;
(c) any labor controversy which has resulted in or, to either Borrower's knowledge, threatens to result in a strike which would materially affect the business operations of Asymetrix; and (d) the occurrence of any Event of Default or other event which, with notice or lapse of time or both, would constitute an Event of Default.

     5.08  Additional Payments; Additional Acts.  From time to time the
           ------------------------------------
Borrowers will (a) pay or reimburse the Lenders for all Taxes imposed on this Agreement or any Loan Document; (b) pay all expenses, including reasonable legal fees (including reasonable time charges of counsel that are employees of any Lender) actually incurred by the Agent or any Lender in connection with the preparation of this Agreement and any amendment of this Agreement or any Loan Document; (c) obtain and promptly furnish to the Agent evidence of all such Government Approvals as may be required to enable either Borrower to comply with its obligations under this Agreement and the Loan Documents; (d) execute and deliver all such instruments (such as Uniform Commercial Code continuation statements) and perform a such other acts as may be necessary to maintain continuously perfected as a Lien of first priority in all jurisdictions the Lien of the Pledge Agreement on the Collateral; and (e) execute and deliver all such other instruments and perform all such other acts as the Agent may reasonably request to carry out the transactions contemplated by this Agreement.

     5.09  Notice of Microsoft Stock Sales.  At any time when the Market Value
           -------------------------------
of the Pledged Microsoft Stock plus Acceptable Collateral and other collateral acceptable to the Lenders is less than two hundred fifty percent (250%) of the principal balance of the outstanding Loans, Allen agrees that he will not make any single sale, or series of sales within a period of three (3) months, of common stock of Microsoft Corporation exceeding 100,000 shares without first giving ten (10) Business Days' prior written notice to the Lenders of his intention to make such sales. The number of shares to be included as sales by Allen for purposes of this Section 5.09 shall be determined as provided in the Securities and Exchange Commission's Rule 144(e)(3).

     5.10  Maintenance of Liquidity.  Allen shall at all times directly own
           ------------------------
Qualified Microsoft Stock, cash, cash equivalents and other readily marketable assets acceptable to Majority Lenders which have in the aggregate a current fair market value of not less than one hundred percent (100%) of Allen's total Indebtedness; provided, that any assets subject to any Lien (including the Lien
              --------
of the Pledge Agreement), negative pledge or other restriction on transfer shall not be considered a qualifying asset for purposes of this Section 5.10.

                                   ARTICLE VI

                               EVENTS OF DEFAULT
                               -----------------

     6.01  Events of Default.  The occurrence or any of the following events
           -----------------
shall constitute an "Event of Default:"

          (a) Payment Default.  The Borrowers shall fail to pay for a period of
              ---------------
ten (10) days after the date when due any amount of principal of or interest on any Loan or the Note or any other amount payable by it hereunder or under any other Loan Document; or

          (b) Breach of Warranty.  Any representation or warranty made or deemed
              ------------------
made by the Borrowers under or in connection with this Agreement or any Loan Document shall prove to have been incorrect in any material respect when made; or

          (c) Breach of Certain Covenants.  Failure to perform or observe the
              ---------------------------
covenants in any of Sections 5.01, 5.02 or 5.10; or

          (d) Breach of Other Covenants.  Either Borrower shall fail to perform
              -------------------------
or observe any other covenant, obligation or term of this Agreement or any other Loan Document and such failure shall remain unremedied for thirty (30) days after written notice thereof shall have been given to the Borrowers by the Agent; or

          (e) Default under Pledge Agreement.  An Event of Default under the
              ------------------------------
Pledge Agreement shall occur; or

          (f) Cross-Default.  With respect to any Indebtedness with a principal
              -------------
amount in excess of $1,000,000 individually or in the-aggregate, (i) either Borrower shall fail to pay when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) any such Indebtedness or any interest or premium thereon and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or (ii) either Borrower shall fail to perform any term or covenant on its part to be performed under any agreement or instrument relating to any such Indebtedness and required to be performed and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to perform is to accelerate or to permit the acceleration of the maturity of such Indebtedness, or (iii) any such Indebtedness shall be declared to be due and payable or required to be prepaid (other than by regularly scheduled required prepayment) prior to the stated maturity thereof; or

          (g) Insolvency Etc.  Either Borrower shall admit in writing its
              ---------------
inability to pay its debts, shall generally not be paying its debts as such debts become due, or shall make a general assignment for the benefit of creditors; or either Borrower shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law, or seeking the appointment of a trustee, receiver, liquidator or other similar official of it or any substantial part of its assets; or shall consent to any of the foregoing in an involuntary proceeding commenced against it; or shall take any corporate action to authorize any of the foregoing; or an involuntary case or other proceeding shall be commenced against either Borrower seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law or seeking the appointment of a trustee, receiver, liquidator or other similar official of it or any substantial part of its assets and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days; or an order for relief shall be entered against either Borrower under the federal bankruptcy laws; or

          (h) Judgment.  A final judgment or order for the payment of money in
              --------
excess of $1,000,000, or, when combined with all other such judgments or orders, exceeds $1,000,000, or its equivalent in another currency, or a final judgment or order which impairs or defeats the Lien of the Lenders on any Collateral or any rights of Allen therein, shall be rendered against either Borrower or any Collateral and such judgment or order shall continue unsatisfied and in effect for a period of ten (10) consecutive days; or

          (i) Liens.  Any (i) involuntary Lien in the sum of $1,000,000 or more,
              -----
individually or in the aggregate, shall attach to any asset or property of either Borrower, or (ii) any Lien shall attach to any Collateral which, in either case, is not discharged within sixty (60) days after such attachment or within thirty (30) days after notice from the Agent, whichever first occurs.

          (j) Failure to Give Notice of Stock Sales.  Allen shall fail to give
              -------------------------------------
notice of stock sales as required by Section 5.09 and such failure continues for a period of five (5) days, or shall fail within five (5) days after giving any such notice of stock sales to either (i) deliver to the Agent additional shares of Qualified Microsoft Stock registered in the name of Allen and evidenced by certificates without restrictive legends, together with stock powers acceptable to the Agent, to be held in pledge under the Pledge Agreement, (ii) provide Acceptable Collateral or such other collateral as is acceptable to the Lenders in their sole discretion, or (iii) pay such amount of the principal of the Loans as is required so that, after giving effect to such action, the Market Value of Pledged Microsoft Stock plus the market value of Acceptable Collateral or any other collateral accepted by the Lenders equals or exceeds two hundred fifty percent (250%) of the principal balance of the outstanding Loans.

     6.02  Consequences of Default.  If any of the Events of Default defined in
           -----------------------
Section 6.01(g) shall occur, the Commitments shall immediately terminate and the principal of and the interest on the Loans and the Note and all other sums payable by the Borrowers hereunder and under the other Loan Documents, shall become immediately due and payable without protest, presentment, notice or demand, all of which the Borrowers expressly waive. If any other Event of Default shall occur and be continuing, then in any such case and at any time thereafter so long as any such Event of Default shall be continuing, the Agent may, with the consent of the Majority Lenders, and shall at the request of the Majority Lenders, immediately terminate the Commitments and, if Loans shall have been made, the Agent may, with the consent of the Majority Lenders, and shall at the request of the Majority Lenders, (a) declare the principal of and the interest on the Loans and the Note and all other sums payable by the Borrowers hereunder or under any other Loan Document to be immediately due and payable, whereupon the same shall become immediately due and payable without protest, presentment, notice, or demand, all of which the Borrowers expressly waive, and (b) exercise on behalf of itself and the Lenders all other rights and remedies available to it and the Lenders under the Loan Documents or applicable law.

                                  ARTICLE VII

                                   THE AGENT
                                   ---------

     7.01  Authorization and Action.  Each Lender hereby appoints and authorizes
           ------------------------
the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. The duties of the Agent shall be mechanical and administrative in nature, except as provided in Section 2.04. The Agent shall hold all payments and prepayments of principal and interest on the Loans and Note and any payments made pursuant to this Agreement (except pursuant to Section 2.07) or the Pledge Agreement in trust for the Lenders. The Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender, and nothing in this Agreement or the other Loan Documents, expressed or implied, is intended to or shall be construed to impose upon the Agent any obligations in respect of this Agreement or the other Loan Documents except as expressly set forth herein or therein. As to any matters not expressly provided for by this Agreement, including enforcement or collection of the Loans, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining) upon the instructions of the Majority Lenders, and such instructions shall be binding upon all Lenders and any holder of the Note; provided that the Agent
                                                     --------
shall not be required to take any action which exposes the Agent to personal liability or which is contrary to the Loan Documents or applicable law;

provided, further, that without the consent of all Lenders, the Agent shall not
--------  -------
increase a Lender's Commitment, change or modify the conditions precedent set forth in Article III, the timing or rates of interest payments, the timing or amount of commitment fees, or the timing or amounts of principal payments due in respect of Loans, Section 5.02 or this Section 7.01, or release any Collateral (except as provided under the Loan Documents); and Provided, further, that the
                                                   --------  -------
terms of this Article VII shall not be amended without the prior written consent of the Agent (acting for its own account). In the absence of instructions from the Majority Lenders, the Agent shall have authority, in its sole discretion, to take or not to take any action unless this Agreement specifically requires the consent of the Lenders, and any such action or failure to act shall be binding on all the Lenders and on the holder of the Note.

     7.02  Duties and Obligations.
           ----------------------

          (a) Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or any of them under or in connection with this Agreement except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent (i) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment thereof signed by such payee and a written agreement of the assignee that it is bound hereby as it would have been had it been an original party hereto, in each case in form satisfactory to the Agent; (ii) may consult with legal counsel (including counsel for either Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such experts; (iii) may appoint a third-party custodian acceptable to all Lenders and at the expense of Lenders to monitor the value of Pledged Microsoft Stock and Allen's compliance with Section 5.02, which custodian shall act on behalf of and report to all of the Lenders; (iv) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement or in any instrument or document furnished pursuant hereto; (v) shall not have any duty to ascertain or to inquire as to the performance of any of the terms, covenants, or conditions of this Agreement on the part of the Borrowers or as to the use of the proceeds of any Loan or, unless the officers of the Agent active in their capacity as officers of the Agent on the Borrowers' account have actual knowledge thereof or have been notified in writing thereof by a Lender, the existence or possible existence of any Event of Default or any event which, with notice or lapse of time or both, would constitute an Event of Default; (vi) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, effectiveness, or value of this Agreement or of any instrument or document furnished pursuant hereto; and (vii) shall incur no liability under or in respect to this Agreement by acting upon any notice, consent, z- certificate or other instrument or writing (which may be by X telegram/ cable or telex) believed by it to be genuine and signed or sent by the proper party or parties or by acting upon any representation or warranty of the Borrowers deemed to be a made hereunder;

          (b) The Agent will transmit to each Lender copies of documents received from the Borrowers or others pursuant to the requirements of this Agreement.

     7.03  Dealings Between the Agent and Borrowers.  With respect to its
           ----------------------------------------
Commitment, the Loan made by it, and the Note, the Agent shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, and the term "Lender" shall unless otherwise expressly indicated include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, act and generally engage in any kind of business with the Borrowers and any person which may do business with the Borrowers, all as if the Agent were not the Agent hereunder and without any duty to account therefor to the Lenders.

     7.04  Lender Credit Decision.  Each Lender acknowledges that it has,
           ----------------------
independently and without reliance upon the Agent or any other Lender and based upon such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

     7.05  Indemnification.  The Lenders agree to indemnify the Agent (to the
           ---------------
extent not reimbursed by the Borrowers) ratably according to their respective Commitments from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Agent under this Agreement, except as result from the Agent's gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse the Agent promptly on demand for its ratable share of any out-of-pocket expenses, including legal fees, incurred by the Agent in connection with the administration or enforcement of or the preservation of any rights under this Agreement (to the extent that the Agent is not reimbursed for such expenses by the Borrowers).

     7.06  Successor Agent.  The Agent may resign at any time by giving written
           ---------------
notice thereof to the Lenders and the Borrowers and may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Agent, then the retiring Agent may on behalf of the Lenders, appoint a successor Agent, which shall be a bank organized under the laws of the 'United States or of any state thereof, or any affiliate of such bank, located in the State of Washington and having a combined capital and surplus of at least Twenty-Five Million Dollars ($25,000,000). Upon the acceptance of any appointment as the Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement arising after such acceptance by a successor Agent. After any retiring Agent's resignation or removal hereunder as the Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement.

     7.07  Commitments Not Borrowed.  If the Commitments are not borrowed owing
           ------------------------
to nonfulfillment of any condition precedent specified in Article III, no party hereto shall be responsible to any other party for any damage or loss by reason thereof, except that the Borrowers shall be in any event liable to pay the fees, Taxes, and expenses for which they are obligated hereunder. If for any other reason the Commitment of any Lender is not borrowed, neither the Agent nor any other Lender shall be responsible to the Borrowers for any damage or loss by reason thereof, nor shall any other Lender or the Borrowers be excused from their performance hereunder.

                                  ARTICLE VIII

                                 MISCELLANEOUS
                                 -------------

     8.01  No Waiver: Remedies Cumulative.  No failure by the Lenders or any
           ------------------------------
holder of the Note to exercise, and no delay in exercising, any right, power or remedy under this Agreement or any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy under this Agreement or any Note preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. The exercise of any right, power, or remedy shall in no event constitute a cure or waiver of any Event of Default under this Agreement or any Note nor prejudice the right of the Lenders or the holder of any Note in the exercise of any right hereunder or thereunder, unless in the exercise of such right, all obligations of the Borrowers under this Agreement and the Note are paid in full. The rights and remedies provided herein and therein are cumulative and not exclusive of any right or remedy provided by law.

     8.02  Guarantees, Waivers, Etc.  To the extent that either Borrower is, or
           -------------------------
is deemed to be, a guarantor of the other Borrower's obligations under this Agreement, the Note or any other Loan Document, such Borrower hereby waives notice, demand, protest, presentment, prior notice thereof or of non-payment of any of the Loans or any other obligations or amounts payable under any of the Loan Documents (collectively, the "Obligations") and any other notices with respect to any of the Loan Documents or the Obligations. Without affecting the liability of any other person for payment of any of the Obligations and without affecting the Lenders' Lien on any Collateral, such Borrower hereby agrees that either the Lenders or the Agent may at any time and from time to time, at their discretion and with or without notice or consideration to or consent from any party (a) allow substitution, release or withdrawal of any Collateral or other security owned by the other Borrower for the Obligations; (b) sell, or otherwise realize upon, any Collateral or any other security owned by the other Borrower for the Obligations; (c) release any party liable on the Obligations; (d) extend, renew, rearrange, modify or amend the Obligations, whether or not for a term or terms in excess of the original term thereof; (e) make compositions or other arrangements with debtors or creditors; or (f) waive or delay the exercise of any of Lenders' or the Agent's rights or remedies against any person liable for any of the Obligations. Any of such actions may be taken without impairing or diminishing the Obligations of such Borrower under any of the Loan Documents. The liability of such Borrower shall not be impaired or reduced by any of the Lenders' or the Agent's failure, refusal or neglect to collect the Obligations, loss or subordination of any Collateral or other security or guarantee for any of the Obligations, the existence of any unguaranteed indebtedness, or the taking of any other security or guarantee for any of the Obligations in addition to the security or guarantees presently existing.

     To the extent that either Borrower is, or is deemed to be, a guarantor, such Borrower hereby irrevocably waives all claims it has or may acquire against the other Borrower in respect of the Obligations, including rights of exoneration, reimbursement and subrogation. Each Borrower agrees to indemnify the Agent and each Lender, and hold them harmless from and against all loss and expense, including legal fees, suffered or incurred by any of them as a result of claims to avoid any payment received by the Agent or any Lender from either Borrower, or for its account or from collateral, with respect to the Obligations of a Borrower guaranteed, or deemed to be guaranteed hereunder or under any other Loan Document.

     8.03  Governing Law.  This Agreement and any Note and the other Loan
           -------------
Documents shall be governed by and construed in accordance with the laws of the State of Washington.

     8.04  Consent to Jurisdiction; Waiver of Immunities.  Each Borrower hereby
           ---------------------------------------------
irrevocably submits to the jurisdiction of any state or federal court sitting in Seattle, King County, Washington, in any action or proceeding brought to enforce or otherwise arising out of or relating to this Agreement or any Note and irrevocably waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of venue in any such action or proceeding in any such forum, and hereby further irrevocably waives any claim that any such forum is an inconvenient forum. Each Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing herein shall impair the right of Lenders or the holder of any Note to bring any action or proceeding against the Borrowers or their property in the courts of any other jurisdiction, and each Borrower irrevocably submits to the nonexclusive jurisdiction of the appropriate courts sitting in any place where property or an office of a Borrower is located.

     8.05  Notices.  All notices and other communications provided for in this
           -------
Agreement shall be in writing (unless otherwise specified) or by telecopy and shall be mailed (with postage prepaid) or sent or delivered to each party at the address or telecopy number set forth under its name on the signature page hereof, or at such other address or telecopy number as shall be designated by such party in a written notice to each other party. Except as otherwise specified, all such notices and communications if duly given or made shall be effective upon the earlier of receipt or two (2) Business Days after deposit in the mail.

     8.06  Successors and Assigns.  This Agreement shall be binding upon and
           ----------------------
inure to the benefit of the parties and their respective Successors and assigns, except that neither Borrower may make an intervivos assignment or otherwise transfer all or any part of its rights or obligations hereunder without the prior written consent of the Lenders, and any such assignment or transfer purported to be made without such consent shall be ineffective.

     8.07  Assignments, Participations, Etc.
           ---------------------------------

          (a) any Lender may at all times other than during the existence of an Event of Default, with the written consent of the Borrowers and the Agent, which consent of the Borrowers shall not be unreasonably withheld, assign to one or more Eligible Assignees a ratable part of the Loans, the Commitments and the other rights and obligations of such Lender hereunder in a minimum amount of $5,000,000 (including outstanding Loans and such Lenders remaining Commitment); provided, that the Borrowers, the Agent and the other Lenders may continue to
--------
deal solely and directly with such Lender in connection with the interest so assigned until written notice of such assignment ("Notice"), together with payment instructions, addresses and related information with respect to the Eligible Assignee, shall have been given to the Borrowers and the Agent by such Lender and Eligible Assignee. An assignment of less than all of a Lender's interest in the Loans, the Commitments, and the other rights and obligations of such Lender hereunder shall be of the same percentage interest with respect to each of such rights and obligations. Each Eligible Assignee which is a foreign person (i.e., a person other than a United States person for United States Federal income tax purposes) shall comply with the Agent's request for tax forms and any other related documentation prior to the effectiveness of any assignment.

          (b) From and after the date that the Agent notifies the assignor Lender and the other Lenders that it has received a Notice, (i) the Eligible Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it by the assignor Lender, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such assignment, relinquish its rights and be released from the obligations under the Loan Documents.

          (c) Immediately upon Agent receiving a Notice and all required consents, this Agreement, shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Eligible Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Eligible Assignee shall reduce such Commitments of the assignor Lender pro tanto.
                --- -----

          (d) Any Lender (an "Originating Lender") may at any time sell to one or more commercial banks (a "Participant") participating interests in any Loans
                             -----------
and the Commitment and other interests of that Lender hereunder and under the other Loan Documents; provided, however, that (i) the Originating Lender's
                      --------  -------
obligations under this Agreement shall remain unchanged, (ii) the Originating Lender shall remain solely responsible for the performance of such obligations,
(iii) the Borrowers, the Agent and the other Lenders shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant shall have the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent as described in Section 7.01. In the case of any such participation, the Participant shall not have any rights under this Agreement or any of the other Loan Documents, and all amounts payable by the Borrowers hereunder and thereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have, subject to Section 2.04, the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

          (e) Each Lender agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all non-public information provided to it by the Borrowers, or by the Agent on the Borrowers' behalf, in connection with this Agreement or any other Loan Document, and neither it nor any of its affiliates shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement unless such information (i) was or becomes generally available to the public other than as a result of a disclosure by the Lender, or (ii) was or becomes available on a non-confidential basis from a source other than the Borrowers, provided that such source is not bound by a confidentiality agreement with the Borrowers known to the Lender. Notwithstanding the foregoing, (a) any Lender may disclose such information (i) at the request or pursuant to any requirement of any Governmental Authority to which the Lender is subject or in connection with an examination of such Lender by any such authority; (ii) pursuant to subpoena or other court process; (iii) when required to do so in accordance with the provisions of any applicable requirement of law; and (iv) to such Lender's independent auditors and other professional advisors, and (b) the Borrowers authorize each Lender to disclose to any Participant or Eligible Assignee (each, a "Transferee") and to any prospective Transferee, such financial and other information in such Lender's possession concerning the Borrowers which has been delivered to Agent or the Lenders pursuant to this Agreement or which has been delivered to the Agent or the Lenders by the Borrowers in connection with the Lenders' credit evaluation of the Borrowers prior to entering into this Agreement if, unless otherwise agreed by the Borrowers, such Transferee or prospective Transferee shall agree in writing with such Lender to keep such information confidential to the same extent required of the Lenders hereunder.

     8.08  Severability.  Any provision of this Agreement or any other Loan
           ------------
Document which is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the parties waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

     8.09  Executed in Counterparts.  This Agreement may be executed in any
           ------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Agreement.

     8.10  Entire Agreement: Amendment.  This Agreement and the other Loan
           ---------------------------
Documents comprise the entire agreement of the parties and may not be amended or modified except in writing. No provision of this Agreement may be waived except in writing and then only in the specific instance and for the specific purpose for which given.

     8.11  Headings.  The headings of the various provisions of this Agreement
           --------
are for convenience of reference only, do not constitute a part hereof, and shall not affect the meaning or construction of any provision hereof.

     8.12  Construction.  In the event of any conflict between the terms,
           ------------
conditions and provisions of this Agreement and those of any other document referred to herein, the terms, conditions and provisions of this Agreement shall control.

     8.13  Attorneys' Fees and Expenses.  In the case of any default by any
           ----------------------------
party in the performance of any of the terms, conditions or covenants of this Agreement or any Loan Document, and if attorneys are employed for collection, adjustment, enforcement, or settlement, whether suit be instituted or not, the prevailing party shall be entitled to recover, upon demand, all losses, reasonable costs and expenses, including attorneys' fees (and time charges of counsel that are employees of any Lender) that may be incurred in connection with such collection, adjustment, settlement or suit, whether at trial or on appeal. The Agent shall also have the right to commence an action or appear in any proceeding or action purporting to affect the rights or duties of the Borrowers hereunder, or the payment of said funds herein or therein required to be paid, and in connection therewith, the Agent shall have the right to incur the necessary expenses, employ counsel and to pay reasonable legal fees.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers or agents as of the date first above written.

     ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

                            BORROWERS:



                              /s/ Paul G. Allen
                            _____________________________________
                                   PAUL G. ALLEN

                            Address:   6451 West Mercer Way
                                       Mercer Island, WA  98040
                            Telecopy:  (206) 562-0359
                                       --------------

                            ASYMETRIX CORPORATION:


                            By:  /s/ Paul G. Allen
                                __________________________________
                                    PAUL G. ALLEN

                                  Its:  PRESIDENT

                            Address:  110 - 110/th/ Avenue N.E.
                                      Suite 717
                                      Bellevue, WA 98004
                                      Telecopy:  (206) 637-1539
                                                 --------------

                            Copies of Notice to:

                            FOSTER PEPPER & SHEFELMAN
                            1111 Third Avenue Building
                            Suite 3400
                            Seattle, WA 98101
                            Telecopy:  (206) 447-9700

                            Attn:  Mr. Allen D. Israel


                            LENDERS

                            SEATTLE-FIRST NATIONAL BANK,
                            individually and in its capacity as the Agent

                            By:  /s/ Seattle-First National Bank
                                _________________________________
                                Its:  Senior Vice President

                            Address:   Seattle Private Banking
                                       701 Fifth Ave., 47/th/ Fl.
                                       Seattle, WA 98104
                                       Attn:  Private Banking
                            Telecopy:  (206) 358-3120
                                       --------------

                            BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                            ASSOCIATION

                            By:   /s/ Mary Rohan
                                 __________________________________
                                 Its:  Senior Vice President

                            Address:   Peninsula Private Banking
                                       600 Hansen Way, Suite 220
                                       Palo Alto, CA 94306
                            Telecopy:  (415) 496-2026
                                       --------------

                            LENDERS

                            FIRST INTERSTATE BANK OF WASHINGTON, N.A.

                            By:   /s/ First Interstate Bank of Washington
                                 ________________________________________
                                 Its:  Senior Vice President

                            Address:   Bellevue Private Banking
                                       225 - 108/th/ Avenue N.E.
                                       Bellevue, WA 98004
                                       Telecopy:  (206) 462-5508
                                                  --------------

                            FIRST INTERSTATE BANK OF OREGON, N.A.

                            By:   /s/ First Interstate Bank of Oregon
                                 ________________________________________
                                 Its:  Senior Vice President

                            Address:   Oregon Corporate Division
                                       1300 S.W. 5/th/ Ave. T/19
                                       Portland, OR 97201
                            Telecopy:  (503) 225-3599
                                       --------------

                                   EXHIBIT A

                                PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT is made as of November 4, 1992, by PAUL G. ALLEN (the "Debtor") for the benefit of SEATTLE-FIRST NATIONAL BANK, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, FIRST INTERSTATE BANK OF WASHINGTON, N.A., and FIRST INTERSTATE BANK OF OREGON, N.A., (the "Lenders"), and SEATTLE-FIRST NATIONAL BANK, as agent (the "Agent") for the Lenders.

                                R E C I T A L S

          The Debtor, Asymetrix Corporation, the Lenders and the Agent entered into a Credit Agreement dated as of November 4, 1992 (as the same may be amended from time to time, the "Credit Agreement"); and

          The execution and delivery of this Pledge Agreement is a material condition precedent to the Lenders' obligations to make, and the Agent's obligation to disburse, the Loans to Debtor as provided in the Credit Agreement.

     It is mutually agreed as follows:

     1.  Defined Terms.  Capitalized terms not otherwise defined herein shall
         -------------
have the meanings given in the Credit Agreement.

          "Event of Default" means either (a) the Debtor s failure to perform or
           ----------------
observe any of the covenants contained herein, (b) any representation or warranty made by the Debtor herein shall prove to have been incorrect in any material respect, or (c) an Event of Default as defined under the Credit Agreement.

     2.  Security Interest.  Debtor hereby pledges, assigns and grants to the
         -----------------
Lenders a security interest in all of his right, title and interest in and to the following personal property, whether now owned or hereafter acquired (the "Collateral"):

          (a) Initial Shares of Microsoft Stock.  Shares or common stock of
              ---------------------------------
Microsoft Corporation which are registered in the name of Debtor and evidenced by the certificates identified on attached Schedule 1 (the "Microsoft Stock");

          (b) Additional Shares of Microsoft Stock.  Such additional shares of
              ------------------------------------
common stock of Microsoft Corporation as are delivered to the Agent from time to time to be held in pledge under this Agreement for the ratable benefit of the Lenders as required by the Credit Agreement;

          (c) Acceptable Collateral and Other Collateral.  Such Acceptable
              ------------------------------------------
Collateral or other collateral as is acceptable to all of the Lenders in their sole discretion which is delivered to the Agent from time to time to be held in pledge for the ratable benefit of the Lenders under this Agreement as required by the Credit Agreement;

          (d) Stock Dividends. Etc.  All stock and other non-cash dividends,
              ---------------------
including liquidating dividends, stock rights, warrants and other rights to subscribe, at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and in the event Debtor receives any such property, Debtor will immediately deliver it to the Agent to be held hereunder for the ratable benefit of the Lenders;

          (e) Related Rights.  All securities and stock powers delivered by the
              --------------
Debtor in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such securities; and

          (f) Proceeds and Products.  All cash and non-cash proceeds and
              ---------------------
products of all of the foregoing property;

provided, that Debtor shall have the right to remove Collateral from the
--------
foregoing pledge if no Event of Default has occurred, and if, after giving effect to such removal, the Coverage Ratio will be maintained.

     3.  Transfer or Instruments, Etc.  Debtor agrees to deliver to the Agent on
         -----------------------------
the date of the initial Loan all instruments and stock certificates pertaining to the Collateral now owned and to deliver to the Agent promptly upon receipt thereof all instruments and stock certificates pertaining to the Collateral hereafter acquired. Without limiting the foregoing, if Debtor shall become entitled to receive or shall receive, in connection with any of the Collateral, any: (i) stock certificate, including without limitation any certificate representing a stock dividend or in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off, split-off or split-up, or liquidation; (ii) option, warrant, or right, whether as an addition to or in substitution or in exchange for any of its securities, or otherwise; or (iii) dividend (provided that Debtor shall be entitled to retain any cash dividend declared and paid at a time when no Event of Default has occurred and is continuing) or distribution payable in property, including securities issued by other than the issuer of any of its securities; then Debtor shall accept the same as the Agent's agent, in trust for the Lenders, and shall deliver them forthwith to the Agent in the exact form received, with, as applicable, Debtor's endorsement when necessary, or appropriate stock powers duly executed in blank, to be held by the Agent for the ratable benefit of the Lenders, subject to the terms hereof, as part of the Collateral.

     4.  Obligations Secured.  This Pledge Agreement is given to secure THE FULL
         -------------------
AND timely performance by Debtor of all indebtedness, liabilities and obligations owing to the Lenders pursuant to the terms of the Credit Agreement and the other Loan Documents, and any other agreement now or hereafter entered into by Debtor in favor of the Lenders in connection with the Credit Agreement, the other Loan Documents, or the transactions contemplated thereby, and payment of all costs and expenses to be paid hereunder and thereunder, whether now existing or hereafter incurred, matured or unmatured, direct or contingent, joint or several, including any renewals, extensions or modifications thereof and replacements or substitutions therefor (collectively, the "Obligations").

     5.  Certain Agreements Regarding the Collateral.  Debtor represents and
         -------------------------------------------
warrants to, and agrees with, the Lenders that:

          5.1 Debtor is the legal and beneficial owner of all or the Collateral and is not prohibited by contract or otherwise from subjecting the same to the pledge and security interest created hereby;

          5.2  The Collateral is free and clear or all Liens;

          5.3 No Governmental Approval or filing or registration with any Governmental Authority by the Debtor is required for the making and performance by the Debtor of this Agreement;

          5.4 All shares of the Microsoft Stock are Qualified Microsoft Stock that have been duly and validly issued, are fully paid and nonassessable and are endorsed and in good order for transfer;

          5.5 Debtor will neither create nor suffer to exist any Lien on the Collateral, nor sell, transfer, lease or otherwise dispose of any item of Collateral;

          5.6 Debtor will fully and punctually perform any duty required of him in connection with the Collateral and will not take any action which will impair, damage or destroy the Lenders' rights with respect to the Collateral or hereunder or the value thereof; and

          5.7 Debtor (i) is not entering into this Agreement in order to circumvent the reporting requirements of Section 13(d) or 13(g) of the Securities and Exchange Act of 1934; (ii) to the extent required, Debtor will continue to report the securities as beneficially owned by Debtor on Debtor's
Schedule 13D or 13G filings with the SEC; and (iii) Debtor will timely inform the Lenders and keep the Lenders current as to all information needed to permit timely preparation and filing by the Lenders of any statement on Schedule 13D or 13G that may be required after default.

     6.  Debtor's Voting Rights.  So long as no Event of Default has occurred
         ----------------------
and is continuing, Debtor shall be entitled to exercise, or permit others to exercise, any voting rights incident to the Collateral. Upon the occurrence and continuation of an Event of Default, at the option of the Majority Lenders and upon notice to the Debtor, the Debtor's right to exercise, or permit others to exercise, such voting rights shall immediately cease and terminate and all voting rights with respect to the Collateral shall thereupon rest solely and exclusively in the Agent on behalf of the Lenders. The foregoing sentence shall constitute and grant to the Agent an irrevocable proxy coupled with an interest to vote the Collateral upon the occurrence and continuation of such an Event of Default, and any officer of any corporation whose voting stock constitutes Collateral, including without limitation any inspectors of elections or tellers, may rely hereon and on any written notice from the Agent as to the existence of an Event of Default and the Agent's right to vote such Collateral.

     7.  Appointment of Agent.  So long as any Obligation remains unpaid or the
         --------------------
Lenders have any Commitments to make Loans to Debtor, Debtor does hereby designate and appoint the Agent his true and lawful attorney with power irrevocable, for him and in his name, place and stead, whether or not an Event of Default shall have occurred, to ask, demand, receive, receipt and give acquittance for any and all amounts which may be or become due or payable to Debtor with respect to the Collateral, and in the Agent's sole discretion to file any claim or take any action or proceeding or either, in its own name or in the name of Debtor, or otherwise, which the Agent deems necessary or desirable in order to collect or enforce payment of any and all amounts which may become due or owing with respect to the Collateral. The acceptance of this appointment and the appointment set forth in Section 6 above by the Agent shall not obligate it (or any Lender) to perform any duty, covenant or obligation required to be performed by Debtor under or by virtue of the Collateral the Agent may also execute, on behalf of Debtor, any financing statements or other instruments which in its opinion or the opinion of any Lender may be necessary or desirable to perfect or protect the Lenders' position with respect to the Collateral. Without limiting the generality of the foregoing, the Agent is authorized at any time to exercise any right of Debtor, or enforce any obligation owed to Debtor pertaining to the Collateral and any expenses incurred by the Agent in connection therewith shall bear interest from the date incurred until repaid by Debtor at a per annum rate (the "Default Interest Rate") equal to the higher of
(a) the Prime Rate (changing as the Prime Rate changes) plus three percent (3%), or (b) the interest rate otherwise then in effect with respect to the Loans or any portion thereof. "Prime Rate" means on any day the rate of interest publicly announced or published by the Agent from time to time as its prime rate of interest, which is not necessarily its best rate. Any such amounts shall be secured hereby and shall be repaid by Debtor on demand.

     8.  Taxes.  Debtor will pay before delinquency any Taxes which are or may
         -----
become through assessment or distraint or otherwise a Lien on the Collateral and will pay any Tax which may be levied on any Obligation secured hereby.

     9.  Release or Collateral Etc.  The obligations of Debtor shall not be
         -------------------------
affected by the release or substitution of any collateral or by the release of any renewal or extensions of time to any party to any instrument, obligation or liability secured hereby or to which Debtor is a party. Neither the Agent nor the Lenders shall be bound to resort to or exhaust their recourse or to take any action against other parties or other collateral. Debtor-hereby waives presentment, demand, protest, notice of protest and notice of nonacceptance or nonpayment with respect to any indebtedness, obligation or liability secured hereby. Beyond the exercise of reasonable care to assure the safe custody of the Collateral while held hereunder, the Agent and the Lenders shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Collateral upon surrendering it or tendering surrender of it to Debtor.

     10.  Further Assurances.  Debtor, at its sole cost and expense, will at any
          ------------------
time and from time to time hereafter (a) execute such financing statements and other instruments and perform such other acts as the Agent may reasonably request to establish and maintain the security interests herein granted by Debtor to the Lenders and the priority and continued perfection thereof; (b) obtain and promptly furnish to the Agent evidence of all such Government Approvals as may be required to enable Debtor to comply with its obligations hereunder and under the Credit Agreement; and (c) execute and deliver all such other instruments and perform all such other acts as the Agent may reasonably request to carry out the transactions contemplated hereunder and under the Credit Agreement.

     11.  Expenses Incurred by Secured Party.  Neither the Agent nor any Lender
          ----------------------------------
is required to, but the Agent may, at its option pay any Tax, filing or recording fees, or other charges payable by Debtor hereunder or under the Credit Agreement and any such amount shall bear interest from the date of payment Until repaid at the Default Interest Rate. Such amounts shall be repayable by Debtor on demand and Debtor's obligation to make such repayment shall constitute an additional Obligation secured hereby.

     12.  Remedies Upon Default.  If an Event of Default shall occur, the Agent
          ---------------------
and the Lenders shall have all of the remedies provided by law or equity and, without limiting the generality of the foregoing, or the remedies provided in any other paragraph hereof, shall have the following remedies:

          (a) The remedies of a secured party under the Uniform Commercial Code;

          (b) Vote the Pledged Shares as provided in Section 6 above;

          (c) Receive all dividends and all other distributions of any kind on all or any of the Collateral;

          (d) Exercise any and all rights of collection, conversion or exchange, and any and all other rights, privileges, options or powers of the Debtor pertaining or relating to the Collateral (the Debtor hereby irrevocably constituting and appointing the Agent his proxy and attorney-in-fact with full power of substitution so to do), although the Agent shall not have any duty to exercise any such rights, privileges, options or powers or to sell or to otherwise realize upon any of the Collateral, as hereinafter authorized, or to preserve the same, and the Lenders shall not be responsible for any failure to do so or delay in so doing; and/or

          (e) Sell, assign and deliver the whole or, from time to time, any part of the Collateral at any public or private sale, public auction, or otherwise, in each case with or without demand or advertisement of the time or place of sale or adjournment thereof, for cash, for credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Agent in its discretion may determine, and the Agent may bid for and purchase the whole or any part of the collateral so sold free from any such right or equity of redemption- The Agent may, without notice of publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. For the purposes hereof, (i) a private sale shall, in the case of the Collateral, mean a sale after solicitation of a number of persons reasonably approximating the maximum number which in the sole opinion of the Agent, shall not require registration of the Collateral so being offered for sale pursuant to the Securities Act of 1933, as amended (the "1933 Act"), or compliance with any applicable state securities law commonly known as a "Blue Sky Law," and (ii) an agreement to sell all or any part of the Collate shall be treated as a sale thereof, and the Agent shall be free to carry out such sale pursuant to such agreement and the Debtor shall not be entitled to the return of any Collateral subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all Events of Default may have been remedied or the obligations may have been paid in full.

          In view or the possible position of the Debtor as an "affiliate" or "control person" of the issuer of the all or a portion of securities constituting the Collateral under the 1933 Act, the Debtor understands that compliance with the 1933 Act may very strictly limit the course of conduct of the Agent or Lenders if the Agent were to attempt to dispose of all or any part of the Collateral and may also limit the extent to which or the manner in which any subsequent transferee of the Collateral may dispose of the same. Debtor also understands that there may be other legal restrictions or limitations affecting the Agent or Lenders in any attempts to dispose of all or any part of the Collateral under applicable Blue Sky or other state securities laws. The Debtor agrees that any private sale conducted in a manner which complies with the 1933 Act and Blue Sky or state securities laws shall be commercially reasonable (within the meaning of Section 9-504(3) of the Uniform Commercial
Code), and the Debtor hereby waives any claims against the Lenders arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Agent accepts the first offer received and does not Offer the Collateral to more than one possible purchaser. Without limiting the generality of the foregoing, the foregoing provisions would apply if, for example, the Agent were to place all or any part of the Collateral for private placement by an investment banking firm, or if such h investment banking firm purchased all or any part of the Collateral for its own account, or if the Agent placed all or any part or the Collateral privately with a purchaser or purchasers.

     13.  Notice.  Debtor agrees that a period of ten (10) days from the date
          ------
notice is sent shall be a reasonable period of notification, if required, of sale or other disposition of Collateral by the Lenders as secured party; provided however that if the Collateral threatens to decline rapidly in value or is of a type customarily sold on a recognized market then such notice may be dispensed with.

     14.  Hold Harmless.  Debtor will indemnify and hold the Lenders harmless
          -------------
from all liability, loss, damage or expense, including attorneys' fees and costs, that the Agent or the Lenders may incur in compliance with or the enforcement of the terms of this Agreement or the Obligations. The covenants set forth in this Section 14 shall survive the termination of this Agreement.

     15.  No Waiver: Remedies Cumulative.  No failure by the Agent, any Lender
          ------------------------------
or any holder of any Note to exercise, and no delay in exercising, any right power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. The exercise of any right, power, or remedy shall in no event constitute a cure or waiver of any Event of Default nor prejudice the right of the Agent, any Lender or the holder of any Note in the exercise of any right hereunder or thereunder, unless in the exercise of such right, all Obligations are paid in full. The rights and remedies provided herein are cumulative and not exclusive of any right or remedy provided by law.

     16.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Washington, except insofar as the laws of a jurisdiction where Collateral is located require the laws of that jurisdiction to govern the creation, perfection, or enforcement of a Lien on any such Collateral.

     17.  Consent to Jurisdiction Waiver of Immunities.  Debtor hereby
          --------------------------------------------
irrevocably submits to the jurisdiction of any state or federal court sitting in Seattle, Washington, in any action or proceeding brought to enforce or otherwise arising out of or relating to this Agreement and hereby waives any objection to venue in any such court, and waives any claim that such forum is an inconvenient forum. Debtor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing herein shall impair the right of the Agent, any Lender or the holder of any Note to bring any action or proceeding against Debtor, or any of h property, in the courts of any other jurisdiction.

     18.  Notices.  All notices and other communications provided for in this
          -------
Agreement shall be in writing (unless otherwise specified) and shall be given as specified in the Credit Agreement.

     19.  Assignment.  This Agreement shall be binding upon and inure to the
          ----------
benefit of the parties and their respective Successors and assigns, except that Debtor may not assign or transfer of all or any part of his rights or obligations hereunder without the prior written consent of the Lenders, and any such assignment or transfer purported to be made without such consent shall be ineffective.

     20.  Severability.  Any provision of this Agreement which is prohibited or
          ------------
unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, Debtor waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

     21.  Entire Agreement; Amendment.  This Agreement and the other Loan
          ---------------------------
Documents comprise the entire agreement between Debtor, Asymetrix Corporation, the Agent, and the Lenders, and may not be amended or modified except in writing. No provision of this Agreement may be waived except in writing and then only in the specific instance and for the specific purpose for which given.

     22.  Headings.  The headings of the various provisions of this Agreement
          --------
are for convenience or reference only, do not constitute a part hereof, and shall not affect the meaning or construction of any provision hereof.

     23.  Construction.  Except as otherwise provided, time is of the essence of
          ------------
the performance of each and every obligation of Debtor set forth herein.

     24.  Attorneys' Fees and Expenses.  If attorneys are employed for
          ----------------------------
collection, adjustment, enforcement, or settlement, whether suit be instituted or not, the Lenders shall be entitled to recover, upon demand, all losses, reasonable costs and expenses, including attorney's fees (and time charges of counsel that are employees of any Lender) that may be incurred in connection with such collection, adjustment, settlement or such. The Lenders shall also have the right to commence an action or appear in any proceeding or action purporting to arrest the rights or duties of Debtor hereunder, and in connection therewith, the Lenders shall have the right to incur the necessary expenses, employ counsel and to pay reasonable legal fees. All such amounts owed to the Lenders are secured hereby.

     IN WITNESS WHEREOF, Debtor has executed this Agreement as or the day and year first above written.


                                         _______________________________________
                                         PAUL G. ALLEN

                                   SCHEDULE 1

                        Certificate Number      Shares
                        ------------------      -------
                          MS46532               500,000
                          MS46533               500,000
                          MS46S35               500,000
                          MS46538               500,000
                          MS46539               420,000
                          MS65659               500,000
                          MS65668               420,000
                          MS100311              250,000
                          MS100312              250,000
                          MS100313              250,000
                          MS100322               50,000
                          MS100323               50,000
                          MS100324               50,000
                          MS100333               20,000

                                   EXHIBIT B

                                PROMISSORY NOTE

$85,000,000                                                    November 4, 1992
                                                            Seattle, Washington

     FOR VALUE RECEIVED, PAUL G. ALLEN and ASYMETRIX CORPORATION ("Borrowers") jointly and severally promise to pay to the order of SEATTLE-FIRST NATIONAL BANK, as Agent for Seattle-First National Bank, Bank of America National Trust and Savings Association, First Interstate Bank of Washington, N.A., and First Interstate Bank of Oregon, N.A. (the "Lenders"), the principal sum of Eighty-five Million Dollars ($85,000,000), or such lesser amount as shall equal the balance outstanding of Loans made to the Borrowers under the Credit Agreement, plus interest thereon, as hereinafter provided. This Promissory Note is issued by the Borrowers pursuant to the Credit Agreement between the Borrowers, the Lenders and the Agent dated as of November 4, 1992 (as the same may be amended from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined in this Note shall have the meanings set forth in the Credit Agreement.

     The Borrower further agrees as follows:

     1. The principal balance of this Promissory Note, and all accrued interest thereon, shall be paid in full on the earlier of (a) November 4, 2000, (b) the date on which a Change of Control occurs, and (c) the first Business Day immediately following the date on which the Market Value of a share of Pledged Microsoft Stock is less than (i) Thirty Dollars ($30.00) or (ii) Twenty-Six Dollars ($26.00) following any adjustment to give effect to any stock dividend, stock split or other subdivision or combination occurring after the date of this Promissory Note. All or a portion of the principal balance of this Promissory Note, and all accrued interest thereon, shall be payable on such date as may be required to maintain the Coverage Ratio.

     The unpaid principal shall rear interest at a rate determined as provided in Section 2.02 of the Credit Agreement. Unless otherwise provided in the Credit Agreement, interest shall be payable monthly on the first day of each calendar month and at maturity.

     All payments of principal and interest on this Promissory Note shall be made to the Agent for the account of the Lenders in accordance with their respective Pro Rata Shares in Immediately available funds as provided in section 2.03(a) or the Credit Agreement.

     2. This Promissory Note 1S issued pursuant to and 1S subject to the terms and conditions of the Credit Agreement, reference to which is made for a description of the Events of Default, mandatory prepayment, prepayment premium, and certain other matters. The obligations of the Borrower hereunder are secured by the Pledge Agreement.

     3. Each party executing, endorsing or otherwise obligated hereon hereby waives demand, notice, presentment, protest, notice thereof or of nonpayment, and is bound as a principal and not as surety. In the event the holder of this Promissory Note takes any action to enforce or collect this Promissory Note, the Borrower agrees to pay the reasonable cost thereof, including without limitation, reasonable attorneys' fees, including any on appeal, and whether or not suit is instituted.

     4. This Promissory Note shall be construed and enforced in accordance with the laws of the State of Washington.



                                                /s/ Paul G. Allen
                                                ________________________________
                                                PAUL G. ALLEN



                              ASYMETRIX CORPORATION


                                   By:   Paul G. Allen
                                        _________________________________
                                        Its  PRESIDENT

                             ASYMETRIX CORPORATION

                               UNANIMOUS CONSENT

                                  OF DIRECTORS

     Having reviewed the loan proposal and the form of Credit Agreement dated as of November 4, 1992 ("Credit Agreement") among Seattle-First National Bank, Bank of America National Trust and Savings Association, First Interstate Bank of Washington, N.A., and First Interstate Bank of Oregon, N.A., as Lenders; Seattle-First National Bank as Agent for the Lenders; and Asymetrix Corporation (the "Company") and Paul G. Allen as Borrowers in the form attached hereto, and having reviewed such other matters as they have deemed relevant and necessary, the undersigned, being all of the directors of the Company, hereby consent to the following corporate action in lieu of meeting:

     RESOLVED, that the Company Vs hereby authorized to borrow up to $85,000,000 pursuant to the terms of the Credit Agreement; to enter into the Credit Agreement, a note or notes evidencing such borrowings and into such other documents as are more fully described in the Credit Agreement; and to execute such other certificates and instruments to be provided by the Company pursuant to the Credit Agreement or as are necessary to give effect to the Credit Agreement.

     RESOLVED, that either the Chairman and President or the Executive Vice President and Secretary/Treasurer, be and hereby is authorized and empowered to execute and deliver on behalf of the Company the Credit Agreement, notes and the other loan documents described therein in substantially the form presented to the directors or with such changes thereto as such Officers, or any one of them, shall determine to be necessary or appropriate (the execution of such documents to be conclusive evidence of the approval of the terms and conditions thereof). Such Officers are authorized and empowered to execute and deliver all other agreements, instruments and certificates and are authorized and empowered to do and perform, or cause to be done or performed, any and all such other acts, matters and things as in their judgment may be necessary, proper or convenient in order, fully and effectively, to carry out the provisions of the Credit Agreement and other loan documents and the transactions contemplated therein, the execution and delivery of any such documents to be conclusive evidence of the approval of the terms and conditions thereof.

     RESOLVED, that each of the following persons are hereby authorized to (i) notify the Agent under the Credit Agreement of the Company's intention to borrow under the Revolving Credit Loans pursuant to Section 2.01(a) of the Credit Agreement and to specify in such notice the amount of any such borrowing, (ii) select such interest rate options as such Officer shall deem desirable on behalf of the Company and to notify the Agent pursuant to Section 2.02(b) of the Credit Agreement of the interest rate option selected, the interest period and the business day on which the interest period is to commence, and (iii) convert the Revolving Credit Leans into Term Loans and to notify the Agent of the Company's intention to convert under Section 2.01(b) of the Credit Agreement and the amount of the borrowing to be so converted:

          Name                Position
          ----                --------

          Paul G. Allen       President and Chairman of the Board

          Bert E. Kolde       Executive Vice President and Secretary/Treasurer

          John Atherly        Controller

     DATED this 12th day of November, 1992.


     DIRECTORS:

                                /s/ Paul G. Allen
                               _____________________________
                               PAUL G. ALLEN



                               /s/ Bert Kolde
                              ______________________________
                              BERT E. KOLDE

                          CERTIFICATE OF PAUL G. ALLEN
                                      AND
                             ASYMETRIX CORPORATION

     Paul G. Allen ("Borrower") on behalf of himself, and Paul G. Allen .and Bert E. Kolde, as the President and Executive Vice President, respectively, of Asymetrix Corporation, a Washington corporation (the "Company"), hereby certify that:

     1. No action or proceeding for the merger, consolidation, male of assets or business, liquidation, winding up or dissolution of the Company has been commenced and no such action or proceeding is contemplated.

     2. Except as described on Exhibit A attached hereto, there is no action, proceeding or claim against the Company or the Borrower now pending before any court, arbitrator or Governmental Authority which, if determined adversely to the Company or to the Borrower, would be likely to have a material adverse effect on the financial condition of the Company or the Borrower or to result in the judgment or order against the Company or Borrower for (in each case in excess of insurance coverage) more than $100,000 in any one case or $250,000 in the aggregate, or impair or defeat the Lien of the Lenders on any Collateral or any rights of the Company or Borrower therein.

     3. Except for (i) the Credit Agreement dated as of November 4, 1992 among the Borrower, Seattle-First National Bank, Bank of America National Trust and Savings Association, First Interstate Bank of Washington, N.A., First Interstate Bank of Oregon, N.A. and First Interstate Bank of California, as Lenders; and Seattle-First National Bank, as Agent, (ii) the Credit Agreement dated as of April 5, 1989, between the Borrower and Asymetrix corporation as the Borrowers and Seattle-First National Bank, First Interstate Bank of Washington, N.A., First Interstate Bank of Nevada, N.A., as Lender, and Seattle-First National Bank, as Agent, (iii) the Credit Agreement made as of August 15, 1990 by and among Paul G. Allen, as the Borrower and Debtor, and Seattle-First National Bank, First Interstate Bank of Oregon, N.A., First Interstate Bank of California, and First Interstate Bank of Washington, N.A., as Lenders, and Seattle-First National Bank as Agent, and (iv) the Credit Agreement made as-of June 27, 1988 by and among Paul G. Allen as Borrower, Trail Blazers Inc., Guarantor and Seattle-First national Bank, First Interstate Bank of Washington, N.A., First Interstate Banks of Oregon, N.A., and Bank of America Oregon, as Lenders, and Seattle-First National Bank, as Agent, there are not any loan or credit agreements which the Company or Borrower has incurred indebtedness currently exceeding $1,000,000.

     4. Borrower owns more than fifty-one percent of the issued and outstanding voting stock: (i) of the company and (ii) of Interval Research Corporation, a Washington corporation, ("Interval"). There are no Liens on any of the stock of the Company or the stock of Interval, which is owned by the Borrower. None of such stock is subject to any option, warrant, contract, or agreement of any kind.

     5. Neither the Company nor Interval has any outstanding options, warrants, convertible securities or other agreements of any nature obligating either entity to issue any voting securities to any person other than the Borrower.

     6. The Pledged MicroSoft Stock is free and clear of all Liens other than those created in favor of the Lenders pursuant to the Pledge Agreement.
Borrower has no notice or knowledge of any interest or claim against any of the Pledged MicroSoft stock that is adverse to the respective interests of Allen and the Lenders in such stock. Borrower has not received any notice of deficiency in respect of, or any assessment of, any federal, state or other tax, and Borrower has filed all tax returns and paid all federal, state and local taxes required to be filed or paid by him. Borrower has not executed a security agreement with respect to or granted a security interest in the Pledged MicroSoft stock except in favor of the lenders.

     7. Borrower has not granted to any person any lien or security interest against or in the Pledged Microsoft stock or the stock of the Company or Interval owned by the Borrower.

     Capitalized terms not otherwise defined herein have the same meaning as set forth in the Credit Agreement dated November __, 1992 between Paul G. Allen and Asymetrix Corporation, as the Borrowers and Seattle-First National Bank, Bank of America National Trust and Savings Association, First Interstate Bank of Washington, N.A., and First Interstate Bank of Oregon, N.A., as Lenders and Seattle-First National Bank as Agent for the Lenders. This certificate is being furnished to you in connection with rendering your opinion dated the same date to the Lenders. It is understood that you are relying on the certifications herein in giving your opinion .

     DATED:  November 12, 1992



                                    /s/ Paul G. Allen
                                    ____________________________________
                                    PAUL G. ALLEN


                                    ASYMETRIX CORPORATION

                                    By: /s/ Paul G. Allen
                                        ________________________________
                                        PAUL G. ALLEN, PRESIDENT


                                    ASYMETRIX CORPORATION

                                    By: /s/ Bert Kolde
                                        ________________________________
                                        BERT E. KOLDE, EXECUTIVE
                                        VICE PRESIDENT

                                   EXHIBIT A

     In Asymetrix v. Merillin Paris, C 91-366 D (W.D. Washington), Ms. Paris has
        ---------------------------
alleged counterclaims in connection with the termination of her employment by Asymetrix, and in connection with Asymetrix's seizure of certain software from Ms. Paris' home pursuant to the Copyright Act. The amounts claimed by Ms. Paris are not specified, but could potentially exceed $100,000.

November 12, 1992

Seattle-First National Bank         First Interstate Bank of Oregon, N.A.
Seattle Private Banking             Oregon Corporate Division
701 Fifth Avenue                    1300 S.W. Fifth Avenue T/19
Seattle, Washington 98104           Portland, Oregon 97201

Bank of America National Trust      First Interstate Bank of
  and Savings Association             Washington, N.A.
Peninsula Private Banking           Bellevue Private Banking
600 Hansen Way, Suite 220           225 - 108th Avenue N.E.
Palo Alto, California 94306         Bellevue, Washington 98004


          Re: Loan to Paul G. Allen and Asymetrix Corporation

Ladies and Gentlemen:


     We have acted as counsel for Paul G. Allen ("Allen") and Asymetrix Corporation, a Washington corporation ("Asymetrix" and, collectively, with Allen, the "Borrowers"), in connection with the preparation of and the transactions contemplated by the Credit Agreement dated as of November 4, 1992 (the @'Credit Agreement") among the Borrowers; Seattle-First National Bank, Bank of America National Trust and Savings Association, First Interstate Bank of Washington, N.A. and First Interstate Bank of Oregon, N.A., as Lenders; and Seattle-First National Bank, as Agent. This opinion is delivered to you pursuant to Section 3.01(d) of the Credit Agreement. Capitalized terms not otherwise defined herein have the respective meanings set forth in the Credit Agreement.

     In connection with our opinion, we have reviewed the following documents:

          (a)  the Credit Agreement;

          (b)  the Note;

          (c)  the Pledge Agreement;

          (d) the Articles of Incorporation of Asymetrix and all amendments thereto, certified by the Secretary of State of the state of Washington;

          (e) the Bylaws of Asymetrix and all amendments thereto certified by the secretary of Asymetrix;

          (f) the Certificate of the Secretary of State of the state of Washington dated October 5, 1992 as to the valid existence of Asymetrix;

November 12, 1992
Page 2

          (g) the loan or credit agreements and other agreements which the Borrowers have certified to us are the only agreements pursuant to which either of them has incurred indebtedness, in each case where the amount of indebtedness exceeds $1,000,000 (the "Material Financing Documents"); and

          (h) such other records of the Borrowers, agreements, instruments, certificates of public officials and documents as we have deemed necessary for the opinions expressed in this letter.

The Credit Agreement, the Pledge Agreement and the Note are sometimes collectively referred to herein as the "Loan Documents".

     In giving our opinion, we have assumed (i) the genuineness of all signatures, (ii) the authenticity of all documents provided to us as originals, and the conformity to authentic, original documents of all documents provided to us as certified, conformed or photostatic copies and (iii) the due authorization, execution and delivery of the Credit Agreement and the Pledge Agreement by, and the enforceability thereof against, the Lenders and the Agent. As to questions of fact material to our opinion, we have, where relevant facts were not independently established, relied upon certifications by the Borrowers.

     In rendering the opinion expressed in paragraph 6, we have relied exclusively and without further inquiry or independent verification (i) upon certifications by each Borrower and (ii) in accordance with our standard audit letter response procedures, upon inquiries of those attorneys in our firm who handle matters for the Borrowers.

     In rendering the opinions expressed in paragraphs 7(b) and 8, we have relied exclusively and without further inquiry or independent verification (a) upon the results of searches conducted by Prentice Hall Legal and Financial Services of the records of the Department of Licensing for financing statements and the offices of the County Auditor of King County, Washington for federal and state tax liens filed against Allen(which results cover financing statements filed as of the close of business on September 24, 1992 and federal and state tax liens filed as of the close of business on September 22, 1992), (b) on the representations of Allen in the Loan Documents and the written certifications delivered to us in connection with the delivery of this opinion and (c) our examination of the certificates representing the Pledged Microsoft Stock and the stock of Asymetrix registered in the name of Allen.

     In rendering the opinion expressed in paragraph 9 below, we have assumed that Allen has rights in the Pledged Microsoft Stock and that the Pledged Microsoft Stock will be duly endorsed to the Lenders or in blank.

     Based on the foregoing and subject to the further qualifications below, we are of the opinion that:

     l. Asymetrix is a corporation duly incorporated and validly existing under the laws of the state of Washington, and has full corporate power and authority to carry on its business as presently conducted, to own and operate its properties and assets, and to execute, deliver and perform the Credit Agreement and the Note.

November 12, 1992
Page 3

     2. The execution, delivery and performance by Asymetrix of the Credit Agreement and the Note, and any borrowing thereunder, have been duly authorized by all necessary corporate action required of Asymetrix, do not require any shareholder approval and do not contravene the Articles of Incorporation or Bylaws of Asymetrix.

     3. To our knowledge, the execution, delivery and performance by each Borrower of the Loan Documents to which such Borrower is a party and any borrowing under the Credit Agreement and Note (a) do not require the approval or consent of any trustee under any Material--Financing Documents or the holders of any Indebtedness created under any Material Financing Documents, (b) do not contravene any law, regulation, rule or order of a Governmental Authority binding on such Borrower and (c) do not constitute a default under any of the Material Financing Documents.

     4. No Governmental Approval or filing or registration with any Government Authority is required for the making and performance by either Borrower of the Loan Documents to which such Borrower is a party, or in connection with any of the transactions contemplated thereby.

     5. The Credit Agreement, the Note and the Pledge Agreement have been duly executed and delivered by each Borrower party to such instrument and constitute the valid and binding obligations of such Borrower, enforceable in accordance with their respective terms, subject to the following qualifications:

          (a) Enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to the rights and remedies of creditors and by general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing and the possible-unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

          (b) No opinion is expressed as to the ability of the Lenders to collect a prepayment fee under the Note and Credit Agreement to the extent such fee is not determined to be reasonable in amount and to reflect demonstrable compensation or adjustment for actual damages, losses or costs.

          (c) We express no opinion as to title to or ownership of any of the Collateral, the priority of any lien or security interest in the Collateral or the perfection of any lien or security interest in the Collateral (other than the Pledged Microsoft Stock). We express no opinion as to title to or ownership of any stock of Asymetrix, except for record title as noted in paragraph 7(a) below.

          (d) The courts of the state of Washington will consider extrinsic evidence of circumstances surrounding the making of the Loan Documents to ascertain the intent of the parties in using the language employed in the Loan Documents, regardless of whether or not the language used in the Loan Documents is plain and unambiguous on its face, and may incorporate additional or supplementary terms into the Loan Documents.

November 12, 1992
Page 4


          (e) Applicable laws, including judicial decisions, may limit or render ineffective certain rights, remedial provisions (including without limitation self-help remedies) and waivers in the Credit Agreement and Pledge Agreement, provided that in our opinion such laws do not make the remedies or procedures afforded by the Credit Agreement and Pledge Agreement inadequate for the practical realization of the principal benefits intended to be provided by the Credit Agreement and Pledge Agreement.

     6. To our knowledge, except as set forth on Exhibit A, there are no actions, proceedings or claims against either Borrower now pending before any court, arbitrator or Governmental Authority which, if determined adversely to such Borrower, would be likely to have a material adverse effect on the financial condition of such Borrower or to result in the judgment or order against such Borrower for (in each case in excess of insurance coverage) more than $100,000 in any one case or $250,000 in the aggregate, or impair or defeat the Lien of the Lenders on any Collateral or any rights of such Borrower therein.

     7. (a) Based upon our review of the corporate records of Asymetrix, we confirm that Allen is listed on the registration books of Asymetrix as the holder of record of not less than fifty-one percent of the issued and outstanding voting stock of Asymetrix.

          (b) To our knowledge, the voting stock registered in the name of Allen is free and clear of all Liens and subject to no options, warrants, contracts or agreements of any kind.

          (c) To our knowledge, Asymetrix does not have any outstanding options, warrants, convertible securities or other agreements of any nature obligating it to issue any voting securities to any person other than Allen.

     8. To our knowledge, all of the Pledged Microsoft Stock pledged under the Pledge Agreement on the date hereof is free and clear of all Liens other than those created in favor of the Lenders pursuant to the Pledge Agreement.

     9. No filings, recordings, registrations or other actions are required to perfect the Lien of the Pledge Agreement on the Pledged Microsoft Stock, other than the Lenders taking and maintaining continuous possession of the Pledged Microsoft Stock.

     The opinions herein expressed are limited to matters governed by the federal laws of the United States and the laws of the state of Washington, in each case as they exist at the date hereof, and we express no opinion as to the laws of any other jurisdiction. This opinion is addressed solely to you for your information in connection with the transactions described herein, any may not be relied upon by any other person or for any-.other purpose without our prior written consent.

                                 Very truly yours,

                                 FOSTER PEPPER & SHEFELMAN
                                 /s/ Lynn Loacker
                                 Lynn J. Loacker
LJL/kmg
cc:  Mr. Paul G. Allen

November 12, 1992
Page 5

                                   EXHIBIT A

     In Asymetrix v. Merillin Paris, C 91-366 D (W.D. Washington), Ms. Paris has
        ---------------------------
alleged counterclaims in connection with the termination of her employment by Asymetrix, and in connection with Asymetrix's seizure of certain software from Ms. Paris' home pursuant to the Copyright Act. The amounts claimed by Ms. Paris are not specified, but could potentially exceed $100,000.

                          FEDERAL RESERVE FORM U-1

                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT

     THIS AGREEMENT DATED as of September 30, 1994, amends that Credit Agreement between PAUL G. ALLEN and ASYMETRIX CORPORATION as Borrowers and SEATTLE-FIRST NATIONAL BANK, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, FIRST INTERSTATE BANK OF WASHINGTON, N.A. AND FIRST INTERSTATE BANK OF OREGON, N.A. as Lenders and SEATTLE-FIRST NATIONAL BANK as Agent for the Lenders dated as of November 4, 1992 (the "Credit Agreement").

     1. Capitalized terms not otherwise defined herein shall have the meanings as defined in the Credit Agreement.

     2. Subsection 2.01(a) of the Credit Agreement is amended to change the respective sum set forth opposite each Lender's name and thereby change each such Lender's Commitment and Pro Rata Share for that portion of the Commitment Period remaining from and after the effective date of this Amendment as follows;

                                                                    Lender's
Lender                                 Commitment                Pro Rata Share
--------------------------------------------------------------------------------
Seattle-First National Bank            $ 51,000,000                  42.50%

Bank of America, National              $ 30,000,000                  25.00%
Trust and Savings Association

First Interstate Bank of               $ 30,000,000                  25.00%
Washington, N.A.

First Interstate Bank of               $  9,000,000                   7.50%
Oregon, N.A.                           ------------                 -------

     Total                             $120,000,000                 100.00%

     3.  Subsection 2.01(b) is amended to read as follows:

          (b) Term Loans.  The Borrowers may elect, by written notice to the
              ----------
     Agent at any time prior to November 4, 1995, to convert the Revolving Credit Loans to Term Loans and to commence payment of 20 consecutive equal quarterly, fully amortizing installments of principal. Such elections shall be for minimum principal amounts of $10,000,000 and integral multiples of $1,000,000 above such minimum and shall be effective on the first to occur of the 4th day of February, May, August or November after Agent's receipt of said notice of election. On November 40 1995 all outstanding Revolting Credit Loans shall automatically convert to a Term Loan repayable in 20 equal quarterly, fully amortizing installments of principal. The quarterly installments of principal shall be payable on the 4th day of each February, May, August and November thereafter, commencing with the first such date occurring after the conversion, until the 5th year anniversary of the conversion when the entire unpaid principal balance together with any unpaid interest thereon shall paid in full .

     4. On the date of this First Amendment Borrowers shall execute and deliver to Agent, as agent for the Lenders, a promissory note of Borrowers substantially in the form of Exhibit A to this Amendment. Such note shall be payable to the order of the Agent as agent for the Lenders and will replace the promissory note of Borrowers dated November 4, 1992 (such replacement note together with any extensions, modifications or renewals thereof, the "Note").

     5. Except as hereby expressly amended all of the terms and conditions of the Credit Agreement and Loan Documents remain in full force and effect.

     ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     EFFECTIVE as of the date set forth above.

                              BORROWERS:

                              /s/ Paul G. Allen
                              ____________________________________
                              PAUL G. ALLEN


                              ASYMETRIX CORPORATION

                              By: /s/ Bert Kolde
                                  ________________________________
                                  Its PRESIDENT
                                      ---------

                              LENDERS:

                              SEATTLE-FIRST NATIONAL BANK

                              By: /s/ Seattle-First National Bank
                                  ________________________________
                                 Its VICE PRESIDENT
                                     --------------

                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION

                              By: /s/ Bank of America National Trust
                                  __________________________________
                                  Its VICE PRESIDENT
                                      --------------

                              FIRST INTERSTATE BANK OF
                              WASHINGTON, N.A.

                              By: /s/ First Interstate of Washington
                                  __________________________________
                                  Its VICE PRESIDENT
                                      --------------

                              FIRST INTERSTATE BANK OF OREGON, N.A.

                              By: /s/ First Interstate of Oregon
                                  __________________________________
                                  Its VICE PRESIDENT
                                      --------------

                              AGENT:

                              SEATTLE-FIRST NATIONAL BANK

                              By: /s/ Seattle-First National Bank
                                  __________________________________
                                 Its


                                      -3-